   INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE,
                              DATED JULY 20, 2007.

                                 CMBS NEW ISSUE
                      STRUCTURAL AND COLLATERAL TERM SHEET

                                 $1,852,940,000
                                  (APPROXIMATE)

          SERIES 2007-C3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
  CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PB, CLASS A-4, CLASS A-1A, CLASS IO,
               CLASS A-M, CLASS A-J, CLASS B, CLASS C AND CLASS D

--------------------------------------------------------------------------------

                  COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
                                 Issuing Entity

                       CWCAPITAL COMMERCIAL FUNDING CORP.
                                    Depositor

                                  CWCAPITAL LLC
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                      CITIGROUP GLOBAL MARKETS REALTY CORP.
                       Sponsors and Mortgage Loan Sellers

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                 Master Servicer

                         CWCAPITAL ASSET MANAGEMENT LLC
                                Special Servicer

                             WELLS FARGO BANK, N.A.
                                     Trustee

[LOGO] WACHOVIA SECURITIES                              [LOGO] citi
Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure
  Transaction Terms ......................................................     3
  Structure Overview .....................................................     8

Mortgage Pool Characteristics as of the Cut-Off Date

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
   MEANINGS ASCRIBED TO THEM IN THE FREE WRITING PROSPECTUS, DATED JULY 20,
   2007.

ISSUE TYPE              Sequential pay REMIC. Class A-1, Class A-2, Class A-3,
                        Class A-PB, Class A-4, Class A-1A, Class IO,
                        Class A-M, Class A-J, Class B, Class C and Class D
                        Certificates (the "Offered Certificates") are offered
                        publicly. All other Certificates will be privately
                        placed to qualified institutional buyers, institutional
                        accredited investors or purchasers in offshore
                        transactions in reliance in Regulation S.

CUT-OFF DATE            All Mortgage Loan characteristics are based on balances
                        as of the Cut-Off Date, which is the related payment
                        date of such mortgage loan in August 2007, with respect
                        to each mortgage loan that has a payment date in
                        August 2007. With respect to each mortgage loan that
                        has its first payment date in September 2007, the later
                        of the related date of origination and August 1, 2007.
                        All percentages presented herein are approximate.

MORTGAGE POOL           The Mortgage Pool consists of 124 Mortgage Loans (the
                        "Mortgage Loans") with an aggregate principal
                        balance as of the Cut-Off Date of $2,016,804,393 (the
                        "Cut-Off Date Pool Balance"), subject to a variance of
                        plus or minus 5%. The Mortgage Loans are secured by 150
                        properties (the "Mortgaged Properties") located
                        throughout 33 states, the District of Columbia and the
                        Territory of Guam. The Mortgage Pool will be deemed
                        to consist of 2 loan groups ("Loan Group 1" and "Loan
                        Group 2" and, together, the "Loan Groups"). Loan
                        Group 1 will consist of all of the Mortgage Loans that
                        are not secured by Mortgaged Properties that are
                        multifamily properties with an aggregate principal
                        balance as of the Cut-Off Date of $1,648,992,446 (the
                        "Cut-Off Date Group 1 Balance"). Loan Group 2 will
                        consist of 30 Mortgage Loans that are secured by
                        multifamily properties with an aggregate principal
                        balance as of the Cut-Off Date of $367,811,947 (the
                        "Cut-Off Date Group 2 Balance" and, together with the
                        Cut-Off Date Group 1 Balance, the "Cut-Off Date Pool
                        Balance"). The Mortgage Pool will include 6 mortgage
                        loans that are part of a split loan structure. Except as
                        described below, all information presented in this term
                        sheet with respect to a mortgage loan with one or more
                        pari passu or subordinate companion loans was calculated
                        without regard to the related pari passu or subordinate
                        companion loans, unless otherwise indicated.

                        The loan amount used in this term sheet for purposes of
                        calculating the loan-to-value ratio, debt service
                        coverage ratio and loan balance per square foot for each
                        of the mortgage loans in a split loan structure with
                        pari passu companion loans is the aggregate principal
                        balance of the mortgage loan and the related pari passu
                        companion loans, excluding any related junior companion
                        loans outside the trust.

DEPOSITOR               CWCapital Commercial Funding Corp.

UNDERWRITERS            Wachovia Capital Markets, LLC and Citigroup Global
                        Markets Inc. It is intended that Wachovia Securities
                        International Limited will act as a member of the
                        selling group on behalf of Wachovia Capital Markets, LLC
                        and may sell Offered Certificates on behalf of Wachovia
                        Capital Markets, LLC in certain jurisdictions.

MORTGAGE LOAN SELLERS   CWCapital LLC ("CWCapital"), Wachovia Bank, National
  AND SPONSORS          Association ("Wachovia") and Citigroup Global
                        Markets Realty Corp. ("CGMRC").

                                                                 NUMBER OF     AGGREGATE      PERCENTAGE OF
                                                                 MORTGAGE     CUT-OFF DATE    CUT-OFF DATE
                        MORTGAGE LOAN SELLER                       LOANS        BALANCE       POOL BALANCE
                        --------------------------------------   ---------   --------------   -------------

                        Wachovia Bank, National Association          30      $  981,139,334        48.6%
                        CWCapital LLC*                               62         562,527,525        27.9
                        Citigroup Global Markets Realty Corp.        32         473,137,534        23.5
                                                                    ---      --------------       -----
                             TOTAL                                  124      $2,016,804,393       100.0%
                                                                    ===      ==============       =====

                        ____________
                        *     For purposes of the information contained herein,
                              although certain Mortgage Loans were sold to the
                              Depositor by CWCapital Mortgage Securities I LLC
                              or CWCapital Mortgage Securities VI LLC, all
                              references to "mortgage loan seller" or "seller"
                              with respect to such Mortgage Loans will be deemed
                              to refer to CWCapital. Prior to this
                              securitization, those Mortgage Loans were
                              originated and closed or purchased by CWCapital
                              and subsequently sold by CWCapital to CWCapital
                              Mortgage Securities I or CWCapital Mortgage
                              Securities VI LLC. The representations and
                              warranties made by CWCapital in connection with
                              the sale of these Mortgage Loans to CWCapital
                              Mortgage Securities I LLC or CWCapital Mortgage
                              Securities VI LLC will be separately made to the
                              Depositor by CWCapital and the sole recourse to
                              cure a material document defect or a material
                              breach in respect of such Mortgage Loans or to
                              repurchase or replace any of those Mortgage Loans,
                              if defective, will be solely against CWCapital.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                        3

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

TRUSTEE                 Wells Fargo Bank, N.A.

MASTER SERVICER         Wachovia Bank, National Association

SPECIAL SERVICER        CWCapital Asset Management LLC

RATING AGENCIES         Fitch, Inc. ("Fitch") and Standard & Poor's Ratings
                        Services, a division of the McGraw Hill Companies, Inc.
                        ("S&P").

DENOMINATIONS           $25,000 minimum for Offered Certificates other than the
                        Class IO Certificates.

                        $1,000,000 minimum for the Class IO Certificates.

CLOSING DATE            On or about August 10, 2007.

SETTLEMENT TERMS        Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE       The fourth business day following the related
                        Determination Date, commencing in September 2007.

DETERMINATION DATE      The 11th day of each month, or if such 11th day is not
                        a business day, the next succeeding business day,
                        commencing, with respect to the Offered Certificates,
                        in September 2007.

INTEREST DISTRIBUTIONS  Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its
                        Pass-Through Rate for such Distribution Date on the
                        outstanding Certificate Balance or Notional Amount of
                        such Class. Interest will be distributed on each
                        Distribution Date in sequential order of Class
                        designations with the Class A-1, Class A-2, Class A-3,
                        Class A-PB, Class A-4, Class A-1A and Class IO
                        Certificates and Class A-4FL REMIC II Regular Interest
                        ranking pari passu in entitlement to interest.

                        The Offered Certificates will accrue interest on the
                        basis of a 360-day year consisting of twelve 30-day
                        months.

                        The interest accrual period with respect to any
                        Distribution Date and any Class of Offered Certificates
                        is the calendar month preceding the month in which the
                        Distribution Date occurs.

PRINCIPAL               Principal will be distributed on each Distribution Date
DISTRIBUTIONS           in accordance with the priorities set forth in
                        "DESCRIPTION OF THE OFFERED CERTIFICATES--Payments" in
                        the free writing prospectus, dated July 20, 2007 (the
                        "Prospectus Supplement"). Generally, the Class A-1,
                        Class A-2, Class A-3 and Class A-PB Certificates and
                        Class A-4 Certificates and Class A-4FL REMIC II Regular
                        Interest, pro rata, in that order will only be entitled
                        to receive distributions of principal collected or
                        advanced in respect of Mortgage Loans in Loan Group 1
                        after the Certificate Balance of the Class A-PB
                        Certificates has been reduced to the planned principal
                        balance for the related payment date set forth in the
                        Prospectus Supplement and from Loan Group 2 after the
                        Certificate Balance of the Class A-1A Certificates has
                        been reduced to zero. The Class A-1A Certificates will
                        only be entitled to receive distributions of principal
                        collected or advanced in respect of Mortgage Loans in
                        Loan Group 2, and after the Certificate Balance of the
                        Class A-4 Certificates and Class A-4FL REMIC II Regular
                        Interest has been reduced to zero, from Loan Group 1.
                        If, due to losses, the Certificate Balance of the Class
                        A-M through Class P Certificates are reduced to zero,
                        but any two or more of the Class A-1, Class A-2, Class
                        A-3, Class A-PB, Class A-4, Class A-4FL and Class A-1A
                        Certificates remain outstanding, payments of principal
                        to the Class A-1, Class A-2, Class A-3, Class A-PB,
                        Class A-4 and Class A-1A Certificates and Class A-4FL
                        REMIC II Regular Interest will be made on a pro rata
                        basis. The Class IO Certificates will not be entitled to
                        distributions of principal.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                        4

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

LOSSES                  Realized Losses and Additional Trust Fund Expenses, if
                        any, will be allocated to Class P, Class O, Class N,
                        Class M, Class L, Class K, Class J, Class H, Class G,
                        Class F, Class E, Class D, Class C, Class B
                        Certificates in that order, then to the Class A-J
                        Certificates and Class A-JFL REMIC II Regular Interest,
                        on a pro rata basis, then to the Class A-M Certificates
                        and the Class A-MFL REMIC II Regular Interest, on a pro
                        rata basis. Any remaining losses will be allocated pro
                        rata to the Class A-1, Class A-2, Class A-3, Class A-PB,
                        Class A-4, Class A-1A Certificates and the Class A-4FL
                        REMIC II Regular Interest.

PREPAYMENT PREMIUMS     Any Prepayment Premiums or Yield Maintenance Charges
 AND YIELD MAINTENANCE  actually collected on a Mortgage Loan during the
 CHARGES                related collection period in which the prepayment
                        occurred will be distributed to Certificateholders on
                        the related Distribution Date following the collection
                        period in which the prepayment occurred. Generally, the
                        Class A-1, Class A-2, Class A-3, Class A-PB and Class
                        A-4 Certificates and Class A-4FL REMIC II Regular
                        Interest will only be entitled to receive distributions
                        of Prepayment Premiums or Yield Maintenance Charges in
                        respect of Mortgage Loans in Loan Group 1 until the
                        Certificate Balance of the Class A-1A Certificates has
                        been reduced to zero, and the Class A-1A Certificates
                        will only be entitled to receive distributions of
                        Prepayment Premiums or Yield Maintenance Charges in
                        respect of Mortgage Loans in Loan Group 2 until the
                        Certificate Balances of the Class A-4, Class A-1A and
                        Class A-4FL REMIC II Regular Interest have been reduced
                        to zero. On each Distribution Date, the holders of each
                        Class of Offered Certificates, and the Class E, Class F,
                        Class G and Class H Certificates and the Class A-4FL
                        REMIC II Regular Interest, the Class A-JFL REMIC II
                        Regular Interest and the Class A-MFL REMIC II Regular
                        Interest then entitled to principal distributions will
                        be entitled to a portion of Prepayment Premiums or Yield
                        Maintenance Charges equal to the product of (a) the
                        amount of such Prepayment Premiums or Yield Maintenance
                        Charges, multiplied by (b) a fraction, the numerator of
                        which is equal to the excess, if any, of the
                        Pass-Through Rate of such Class of Certificates over the
                        relevant Discount Rate, and the denominator of which is
                        equal to the excess, if any, of the Mortgage Rate of the
                        prepaid Mortgage Loan over the relevant Discount Rate,
                        multiplied by (c) a fraction, the numerator of which is
                        equal to the amount of principal distributable on such
                        Class of Certificates on such Distribution Date, and the
                        denominator of which is the Principal Distribution
                        Amount for such Distribution Date. However, as long as
                        the related swap agreements are in effect and there is
                        no continuing payment default there under, any
                        prepayment premiums allocable to the Class A-4FL REMIC
                        II Regular Interest, Class A-MFL REMIC II Regular
                        Interest and Class A-JFL REMIC II Regular Interest will
                        be payable to the related swap counterparties.

                        The portion, if any, of the Prepayment Premiums or Yield
                        Maintenance Charges remaining after any payments
                        described above will be distributed to the holders of
                        the Class IO Certificates.

ADVANCES                The Master Servicer, and if the Master Servicer fails
                        to do so, the Trustee, will be obligated to make P&I
                        Advances and Servicing Advances, including delinquent
                        property taxes and insurance, on the Mortgage
                        Loans, but only to the extent that such Advances are
                        not deemed non-recoverable and, in the case of P&I
                        Advances, subject to any Appraisal Reductions that may
                        occur.

APPRAISAL REDUCTIONS    An Appraisal Reduction generally will be created in the
                        amount, if any, by which the principal balance of a
                        Required Appraisal Loan (plus other amounts overdue or
                        advanced in connection with such loan) exceeds
                        90% of the appraised value of the related Mortgaged
                        Property plus all escrows and reserves (including
                        letters of credit) held with respect to the Mortgage
                        Loan. If there is an Appraisal Reduction Amount for a
                        given Mortgage Loan, the P&I Advance for such Mortgage
                        Loan will be reduced, which will have the effect of
                        reducing the amount of interest available for
                        distribution to the Subordinate Certificates in reverse
                        order of priority of the Classes. An Appraisal Reduction
                        will be reduced to zero as of the date the related
                        Mortgage Loan has been brought current for at least
                        three consecutive months, paid in full, liquidated,
                        repurchased or otherwise disposed of.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                        5

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION    The Master Servicer, the Special Servicer and certain
                        Certificateholders will have the option to terminate
                        the Trust Fund in whole, but not in part, and purchase
                        the remaining assets of the Trust Fund on or after the
                        Distribution Date on which the Stated Principal Balance
                        of the Mortgage Loans then outstanding is less than 1%
                        of the Cut-Off Date Principal Balance. Such purchase
                        price will generally be at a price equal to the unpaid
                        aggregate principal balance of the Mortgage Loans (or
                        fair market value in the case of REO Properties), plus
                        accrued and unpaid interest and certain other additional
                        trust fund expenses.

                        The Trust Fund may also be terminated under certain
                        circumstances when the Offered Certificates have been
                        paid in full and the remaining outstanding Certificates
                        (other than the Class R-I Certificates and Class R-II
                        Certificates) are held by a single Certificateholder.

CONTROLLING CLASS       The Class of Sequential Pay Certificates (a) which
                        bears the latest alphabetical Class designation and (b)
                        the Certificate Balance of which is greater than 25% of
                        its original Certificate Balance; provided, however, if
                        no Class of Sequential Pay Certificates satisfies clause
                        (b) above, the Controlling Class shall be the
                        outstanding Class of Sequential Pay Certificates bearing
                        the latest alphabetical Class designation.

CONTROLLING CLASS       The representative appointed by the holder of the
 REPRESENTATIVE         majority of the Class Principal Balance of the
                        Controlling Class. In addition, the holders of the
                        Companion Loans may have the ability to exercise some or
                        all of the rights of the Controlling Class and the
                        Controlling Class Representative. See "SERVICING UNDER
                        THE POOLING AND SERVICING AGREEMENT--The Directing
                        Holders" in the Prospectus Supplement for more
                        information.

ERISA                   The Offered Certificates are expected to be ERISA
                        eligible.

SMMEA                   The Offered Certificates will not constitute "mortgage
                        related securities" within the meaning of the Secondary
                        Mortgage Market Enhancement Act of 1984, as amended.

TAX                     The Offered Certificates will be treated as regular
                        interests in a REMIC.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                        6

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

    WACHOVIA CAPITAL MARKETS, LLC         CITIGROUP GLOBAL MARKETS INC

    Charles Culbreth                      Paul Vanderslice
    (704) 383-7716 (Phone)                (212) 723-6156 (Phone)
    (704) 715-0066 (Fax)                  (212) 723-8599 (Fax)

    Bill White                            Angela Vleck
    (704) 715-8440 (Phone)                (212) 816-8087 (Phone)
    (704) 715-1214 (Fax)                  (212) 816-8307 (Fax)

    Chris Campbell
    (704) 715-8440 (Phone)
    (704) 715-1214 (Fax)

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                        7

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

              EXPECTED                         APPROX.                                                 ASSSUMED
               RATINGS                           % OF        APPROX.     WEIGHTED                        FINAL
            -------------   CERTIFICATE      CUT-OFF DATE    CREDIT      AVERAGE        PRINCIPAL    DISTRIBUTION
CLASS        FITCH    S&P    BALANCE(1)      POOL BALANCE    SUPPORT   LIFE(YRS)(2)     WINDOW(2)       DATE(2)     RATE TYPE
-------------------------------------------------------------------------------------------------------------------------------

 A-1          AAA     AAA  $   13,910,000       0.690%       30.000%       2.87       09/07 - 05/12    05/15/12        Fixed
 A-2          AAA     AAA  $  107,675,000       5.339%       30.000%       4.89       05/12 - 08/12    08/15/12       WAC(3)
 A-3          AAA     AAA  $   93,863,000       4.654%       30.000%       6.89       06/14 - 07/14    07/15/14       WAC(3)
 A-PB         AAA     AAA  $   45,466,000       2.254%       30.000%       7.30       08/12 - 01/17    01/15/17       WAC(3)
 A-4          AAA     AAA  $  783,039,000      38.826%       30.000%       9.77       01/17 - 06/17    06/15/17       WAC(3)
 A-1A         AAA     AAA  $  367,811,000      18.237%       30.000%       8.18       09/07 - 06/17    06/15/17       WAC(3)
 IO(4)        AAA     AAA  $2,016,804,393        N/A          N/  A        N/A             N/A            N/A       Variable IO
 A-M          AAA     AAA  $  201,680,000      10.000%       20.000%       9.87       06/17 - 07/17    07/15/17       WAC(3)
 A-J          AAA     AAA  $  153,781,000       7.625%       12.375%       9.93       07/17 - 07/17    07/15/17       WAC(3)
 B             AA      AA  $   40,336,000       2.000%       10.375%       9.93       07/17 - 07/17    07/15/17       WAC(3)
 C            AA-     AA-  $   20,168,000       1.000%        9.375%       9.93       07/17 - 07/17    07/15/17       WAC(3)
 D             A       A   $   25,211,000       1.250%        8.125%       9.98       07/17 - 08/17    08/15/17       WAC(3)
-------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES(5)

              EXPECTED
               RATINGS                         APPROX.                                                 ASSSUMED
            -------------                        % OF        APPROX.       WEIGHTED                      FINAL
                            CERTIFICATE      CUT-OFF DATE    CREDIT        AVERAGE      PRINCIPAL    DISTRIBUTION
CLASS        FITCH    S&P    BALANCE(1)      POOL BALANCE    SUPPORT     LIFE(YRS)(2)   WINDOW(2)       DATE(2)      RATE TYPE
-------------------------------------------------------------------------------------------------------------------------------

 A-4FL(6)     AAA     AAA       TBD              TBD         30.000%         (5)           (5)            (5)       Floating(7)
 A-MFL(6)     AAA     AAA       TBD              TBD         20.000%         (5)           (5)            (5)       Floating(7)
 A-JFL(6)     AAA     AAA       TBD              TBD         12.375%         (5)           (5)            (5)       Floating(7)
 E             A-     A-   $   20,168,000       1.000%        7.125%         (5)           (5)            (5)          WAC(3)
 F            BBB+   BBB+  $   25,210,000       1.250%        5.875%         (5)           (5)            (5)          WAC(3)
 G            BBB     BBB  $   22,689,000       1.125%        4.750%         (5)           (5)            (5)          WAC(3)
 H            BBB-   BBB-  $   25,210,000       1.250%        3.500%         (5)           (5)            (5)          WAC(3)
 J            BB+     BB+  $    7,563,000       0.375%        3.125%         (5)           (5)            (5)         Fixed(8)
 K             BB     BB   $    5,042,000       0.250%        2.875%         (5)           (5)            (5)         Fixed(8)
 L            BB-     BB-  $   10,084,000       0.500%        2.375%         (5)           (5)            (5)         Fixed(8)
 M             B+     B+   $    5,042,000       0.250%        2.125%         (5)           (5)            (5)         Fixed(8)
 N             B       B   $    2,521,000       0.125%        2.000%         (5)           (5)            (5)         Fixed(8)
 O             B-     B-   $    5,042,000       0.250%        1.750%         (5)           (5)            (5)         Fixed(8)
 P             NR     NR   $   35,293,393       1.750%        0.000%         (5)           (5)            (5)         Fixed(8)
-------------------------------------------------------------------------------------------------------------------------------

(1)   Subject to a permitted variance of plus or minus 5.0%.

(2)   As of the Cut-Off Date, the Weighted Average Life, Principal Window and
      Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
      (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY
      CONSIDERATIONS--Yield Considerations" in the Prospectus Supplement.

(3)   The pass-through rate applicable to each of the Class A-2, Class A-3,
      Class A-PB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C,
      Class D, Class E, Class F, Class G and Class H Certificates for any
      distribution date will be a rate equal to the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement), for such date.

(4)   The Class IO Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO Certificates as described in the Prospectus Supplement. The interest rate applicable to the Class IO Certificates for each distribution date will be as described in the Prospectus Supplement.

(5)   Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
      Offered Certificates.

(6)   The assets of the trust fund will include separate interest rate swap agreements relating to the Class A-4FL REMIC II Regular Interest, Class
      A-MFL REMIC II Regular Interest and Class A-JFL REMIC II Regular Interest.

(7)   The pass-through rates for the Class A-4FL, Class A-MFL and Class A-JFL
      Certificates will be based on LIBOR plus a specified percentage; provided that interest payments made under the respective swap contract are subject to reduction as described in the Prospectus Supplement. The initial LIBOR rate will be determined by linear interpolation between (i) 1 month LIBOR and (ii) 2 month LIBOR and subsequent LIBOR rates will be determined two
      LIBOR business days before the start of the interest accrual periods for
      Class A-4FL REMIC II Regular Interest, Class A-MFL REMIC II Regular
      Interest and Class A-JFL REMIC II Regular Interest. Under circumstances described in the Prospectus Supplement, the pass-through rate for the
      Class A-4FL REMIC II Regular Interest, the Class A-MFL REMIC II Regular
      Interest and the Class A-JFL REMIC II Regular Interest may convert to a rate described herein in clauses (i), (ii), the (iii) and (iv) above.
      Interest payments with respect to the Class A-4FL, Class A-MFL and Class
      A-JFL Certificates will be subject to reduction if the weighted average net mortgage rate of the mortgage loans declines below the fixed rate per annum at which interest is payable by the trust to the respective swap counterparties.

(8)   The pass-through rate applicable to the Class J, Class K, Class L, Class
      M, Class N, Class O and Class P Certificates will equal the lesser of the initial pass-through rate for that class (as described in the table above)
      and the weighted average net mortgage pass-through rate of the mortgage loans.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                        8

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
LOAN GROUP 1 SHORT-TERM COLLATERAL SUMMARY*

--------------------------------------------------------------------------------------------------------------------------------
                                             LOAN GROUP 1 SHORT-TERM COLLATERAL SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          WEIGHTED WEIGHTED  WEIGHTED
                                                                                          AVERAGE   AVERAGE  AVERAGE   WEIGHTED
                                                 CUT-OFF DATE    BALLOON      PROPERTY   REMAINING REMAINING CUT-OFF    AVERAGE
CLASS       PROPERTY NAME                           BALANCE      BALANCE        TYPE        TERM    IO TERM  DATE LTV    DSCR
--------------------------------------------------------------------------------------------------------------------------------

CLASS A-1

            CLASS A-1 TOTAL BALLOON PAYMENT                    $          0
            CLASS A-1 AMORTIZATION                               13,910,000
                                                               ------------
            TOTAL CLASS A-1 CERTIFICATE BALANCE                $ 13,910,000
                                                               ============
CLASS A-2

            Sheraton - East Hartford, CT         $15,000,000   $ 15,000,000  Hospitality      57        57      74.3%    1.47x
            Greens Crossroads                    $13,000,000     12,508,813     Retail        57        21      75.6%    1.18x
            Hilton Garden Inn - Frederick, MD    $19,500,000     18,522,947  Hospitality      58        10      75.0%    1.22x
            The Crane Building                   $11,700,000     11,456,488   Mixed Use       59        35      73.6%    1.32x
            Eighth Avenue Shops                  $10,950,000     10,950,000     Retail        59        59      79.3%    1.17x
            Staverton West                       $ 8,400,000      8,400,000   Industrial      59        59      80.0%    1.38x
            University Plaza Retail Center       $ 1,087,000      1,087,000     Retail        59        59      79.1%    1.41x
            The Encino Courtyard                 $27,462,000     27,462,000     Retail        60        60      64.4%    1.34x
                                                               ------------

            CLASS A-2 TOTAL BALLOON PAYMENT                    $105,387,248                   59        43      73.0%    1.30x
            CLASS A-2 AMORTIZATION                                2,287,752
                                                               ------------
            TOTAL CLASS A-2 CERTIFICATE BALANCE                $107,675,000
                                                               ============

CLASS A-3

            Express Scripts Office Property      $45,000,000   $ 43,862,752     Office        82        58      71.9%    1.49x
            Tradewinds Hospitality Portfolio     $50,000,000     50,000,000  Hospitality      83        83      38.9%    3.60x
                                                               ------------

            CLASS A-3 TOTAL BALLOON PAYMENT                    $ 93,862,752                   83        71      54.5%    2.60x
            CLASS A-3 AMORTIZATION                                      248
                                                               ------------
            TOTAL CLASS A-3 CERTIFICATE BALANCE                $ 93,863,000
                                                               ============
CLASS A-PB

            CLASS A-PB TOTAL BALLOON PAYMENT                   $          0
            CLASS A-PB AMORTIZATION                              45,466,000
                                                               ------------
            TOTAL CLASS A-PB CERTIFICATE BALANCE               $ 45,466,000
                                                               ============
------------------------------------------------------------------------------------------------------------------------------

*     The information presented above is intended to depict the assumed effect of the repayment of certain Mortgage Loans on certain classes of the
      Certificates. As of the Cut-Off Date, the balloon balances, total balloon payments and remaining class amortization were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND
      MATURITY CONSIDERATIONS--Yield Considerations" in the Prospectus
      Supplement.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                        9

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       10

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                                        ALL
GENERAL CHARACTERISTICS                                                           MORTGAGE LOANS   LOAN GROUP 1   LOAN GROUP 2
------------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans .........................................................           124             94            30
Number of Mortgaged Properties ...................................................           150            116            34
Aggregate Balance of all Mortgage Loans ..........................................$2,016,804,393 $1,648,992,446  $367,811,947

Number of Mortgage Loans with Balloon Payments(1) ................................            65             54            11
Aggregate Balance of Mortgage Loans with Balloon Payments(1) .....................  $772,248,271   $692,710,181   $79,538,090

Number of Mortgage Loans with Anticipated Repayment Date(2) ......................            15             14             1
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2) ...........  $124,967,450   $121,032,593    $3,934,857

Number of Interest-Only Mortgage Loans(3) ........................................            44             26            18
Aggregate Balance of Interest-Only Mortgage Loans(3) .............................$1,119,588,672   $835,249,672  $284,339,000

Average Balance of Mortgage Loans ................................................   $16,264,552    $17,542,473   $12,260,398
Minimum Balance of Mortgage Loans ................................................    $1,087,000     $1,087,000    $3,065,000
Maximum Balance of Mortgage Loans ................................................  $145,000,000   $145,000,000   $50,375,000

Weighted Average LTV Ratio(4)(5) .................................................          71.2%          71.0%         72.4%
Minimum LTV Ratio(4)(5) ..........................................................          35.0%          35.0%         55.9%
Maximum LTV Ratio(4)(5) ..........................................................          86.8%          86.8%         81.2%

Weighted Average LTV at maturity or Anticipated Repayment Date(4)(5) .............          68.6%          68.1%         70.9%

Weighted Average DSCR(5) .........................................................         1.35x          1.37x         1.27x
Minimum DSCR(5) ..................................................................         1.00x          1.00x         1.15x
Maximum DSCR(5) ..................................................................         3.60x          3.60x         1.49x

Weighted Average Mortgage Loan Interest Rate .....................................         5.848%         5.846%        5.860%
Minimum Mortgage Loan Interest Rate ..............................................         5.482%         5.482%        5.504%
Maximum Mortgage Loan Interest Rate ..............................................         6.871%         6.540%        6.871%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months)           110            112            99
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ........            57             57            57
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ........           122            122           120

Weighted Average Occupancy Rate (6) ..............................................          95.3%          96.4%         91.4%
------------------------------------------------------------------------------------------------------------------------------

(1)   Does not include Mortgage Loans with anticipated repayment dates or
      Mortgage Loans that are interest-only for their entire term.

(2)   Does not include Mortgage Loans that are interest-only for their entire term.

(3)   Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(4)   For purposes of determining the LTV ratios for 8 Mortgage Loans, Irvine
      EOP San Diego Portfolio, Sheraton Suites -- Alexandria, VA, Arbors at
      Broadlands, Sheraton Suites -- Wilmington, DE, Sheraton Suites -- Kansas
      City, MO, Hilton Garden Inn -- College Park, GA, Semoran North Apartments
      and The Woods of North Bend, representing 18.8% of the Cut-Off Date Pool
      Balance, (17.3% of the Cut-Off Date Loan Group 1 Balance and 25.3% of the
      Cut-Off Date Loan Group 2 Balance), such ratios were calculated using the
      "as-stabilized" or "as-complete" appraised values. See Annex A-1 to the
      Prospectus Supplement.

(5)   For purposes of determining the DSC ratios or LTV ratios for 7 Mortgage
      Loans, 4001 Brandywine Street, NW, Alvarado Apartments, Greens
      Crossroads, 321 Ballenger Center Drive, Dorado Heights Apartments,
      Landmark Apartments and Rite Aid -- Bronx, NY, representing 3.9% of the
      Cut-Off Date Pool Balance (2.8% of the Cut-Off Date Loan Group 1 Balance
      and 9.2% of the Cut-Off Date Loan Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. In the case of certain mortgage loans, rental amounts payable under master leases were included in determining net cash flow, which was used to calculate debt service coverage ratios.
      See "RISK FACTORS--Risks Related to the Underlying Mortgage Loans--Risks
      Relating to Net Cash Flow and Debt Service Coverage Ratios" in the
      Prospectus Supplement.

(6)   Does not include 17 hospitality properties, representing, by allocated loan amount, 15.9% of the Cut-Off Date Balance (19.4% of the Cut-Off Date
      Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but tenant is not in or has not taken occupancy including, in limited cases, spaces leased but not occupied by an affiliate of the borrower or spaces that are leased under master leases with affiliates of the related borrower.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       11

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

Office                  40.9%
Retail                  19.0%
Multifamily             18.2%
Hospitality             15.9%
Industrial               3.1%
Mixed Use                2.4%
Self Storage             0.5%

PROPERTY TYPE(1)

                                                               % OF      % OF      % OF
                                                              CUT-OFF   CUT-OFF   CUT-OFF    WTD. AVG.    WTD. AVG.
                                 NUMBER OF     AGGREGATE       DATE       DATE      DATE      CUT-OFF      CUT-OFF   WTD. AVG.
                                 MORTGAGED    CUT-OFF DATE     POOL     GROUP 1   GROUP 2    DATE LTV     DATE DSC   MORTGAGE
         PROPERTY TYPE           PROPERTIES     BALANCE       BALANCE   BALANCE   BALANCE   RATIO(2)(3)   RATIO(3)     RATE
------------------------------------------------------------------------------------------------------------------------------

Office                               38      $  823,958,080    40.9%     50.0%      0.0%       72.5%        1.27x     5.811%
Retail                               47         382,725,125    19.0      23.2       0.0        72.4%        1.29x     5.814%
 Retail - Anchored                   10         201,357,651    10.0      12.2       0.0        70.9%        1.35x     5.800%
 Retail - Single Tenant              22         105,865,931     5.2       6.4       0.0        75.9%        1.23x     5.725%
 Retail - Unanchored                 13          67,550,111     3.3       4.1       0.0        71.4%        1.18x     6.012%
 Retail - Shadow Anchored(4)          2           7,951,433     0.4       0.5       0.0        72.1%        1.23x     5.657%
Multifamily                          34         367,811,947    18.2       0.0     100.0        72.4%        1.27x     5.860%
Hospitality                          17         319,889,670    15.9      19.4       0.0        65.5%        1.74x     5.912%
Industrial                            6          62,546,182     3.1       3.8       0.0        74.1%        1.33x     5.880%
Mixed Use                             6          48,823,389     2.4       3.0       0.0        67.1%        1.22x     6.230%
Self Storage                          2          11,050,000     0.5       0.7       0.0        66.0%        1.36x     5.652%
                                    150      $2,016,804,393   100.0%    100.0%    100.0%       71.2%        1.35X     5.848%
------------------------------------------------------------------------------------------------------------------------------

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than on Mortgaged property is based on allocated amounts
      (allocating the mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents.

(2)   For purposes of determining the LTV ratios for 8 Mortgage Loans, Irvine
      EOP San Diego Portfolio, Sheraton Suites -- Alexandria, VA, Arbors at
      Broadlands, Sheraton Suites -- Wilmington, DE, Sheraton Suites -- Kansas
      City, MO, Hilton Garden Inn -- College Park, GA, Semoran North Apartments
      and The Woods of North Bend, (representing 18.8% of the Cut-Off Date Pool
      Balance, 17.3% of the Cut-Off Date Loan Group 1 Balance and 25.3% of the
      Cut-Off Date Loan Group 2 Balance), such ratios were calculated using the
      "as-stabilized" or "as-complete" appraised value. See Annex A-1 to the
      Prospectus Supplement.

(3)   For purposes of determining the DSC or LTV ratios for 7 Mortgage Loans,
      4001 Brandywine Street, NW, Alvarado Apartments, Greens Crossroads, 321
      Ballenger Center Drive, Dorado Heights Apartments, Landmark Apartments
      and Rite Aid -- Bronx, NY, representing 3.9% of the Cut-Off Date Pool
      Balance (2.8% of the Cut-Off Loan Group 1 Balance and 9.2% of the Cut-Off
      Date Loan Group 2 Balance) such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. In the case of certain mortgage loans, rental amounts payable under master leases were included when determining net cash flow, which was used to calculate debt service coverage ratios. See "RISK FACTORS --
      Risks Related to the Underlying Mortgage Loans - Risks Relating to Net
      Cash Flow and Debt Service Coverage Ratios" in the Prospectus Supplement.

(4)   A Mortgaged Property is classified as shadow anchored if it contains a store or business that materially affects the draw of customers to a retail property, but which may be located at a nearby property or on a portion of that retail property that does not secure the related mortgage loan.

*     The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       12

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                            [MAP OF AMERICA OMITTED]

PROPERTY LOCATION(1)(2)

                                                             % OF          % OF
               NUMBER OF     AGGREGATE        % OF       CUT-OFF DATE  CUT-OFF DATE    WTD. AVG.       WTD. AVG.    WTD. AVG.
               MORTGAGED    CUT-OFF DATE  CUT-OFF DATE      GROUP 1       GROUP 2     CUT-OFF DATE   CUT-OFF DATE   MORTGAGE
     STATE    PROPERTIES      BALANCE     POOL BALANCE      BALANCE       BALANCE   LTV RATIO(3)(4)  DSC RATIO(4)     RATE
-----------------------------------------------------------------------------------------------------------------------------

CA                21      $  402,663,993      20.0%          23.4%          4.4%         70.0%           1.32x       5.818%
 Southern(5)      20         398,184,993      19.7           23.2           4.4          69.9%           1.32x       5.818%
 Northern(5)       1           4,479,000       0.2            0.3           0.0          77.2%           1.15x       5.820%
NY                 7         184,240,344       9.1           11.2           0.0          74.6%           1.22x       5.959%
TX                13         180,316,281       8.9            6.0          22.3          73.5%           1.18x       5.891%
FL                18         179,561,257       8.9            7.2          16.5          61.8%           1.98x       5.828%
VA                 8         166,544,114       8.3            6.8          14.8          75.1%           1.31x       5.787%
MA                 2         147,800,000       7.3            9.0           0.0          72.8%           1.33x       5.617%
GA                 6         102,911,765       5.1            4.6           7.5          69.9%           1.34x       5.803%
Other             75         652,766,640      32.4           31.9          34.5          71.9%           1.29x       5.904%
-----------------------------------------------------------------------------------------------------------------------------
                 150      $2,016,804,393     100.0%         100.0%        100.0%         71.2%           1.35X       5.848%
-----------------------------------------------------------------------------------------------------------------------------

(1)   The Mortgaged Properties are located in 33 states, the District of
      Columbia and the Territory of Guam.

(2)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than on Mortgaged Property is based on allocated amounts
      (allocating the mortgage loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents.

(3)   For purposes of determining the LTV ratios for 8 Mortgage Loans, Irvine
      EOP San Diego Portfolio, Sheraton Suites -- Alexandria, VA, Arbors at
      Broadlands, Sheraton Suites -- Wilmington, DE, Sheraton Suites -- Kansas
      City, MO, Hilton Garden Inn -- College Park, GA, Semoran North Apartments
      and The Woods of North Bend, (representing 18.8% of the Cut-Off Date Pool
      Balance, 17.3% of the Cut-Off Date Loan Group 1 Balance and 25.3% of the
      Cut-Off Date Loan Group 2 Balance), such ratios were calculated using the
      "as-stabilized" or "as-complete" appraised value. See Annex A-1 to the
      Prospectus Supplement.

(4)   For purposes of determining the DSC or LTV ratios for 7 Mortgage Loans,
      4001 Brandywine Street, NW, Alvarado Apartments, Greens Crossroads, 321
      Ballenger Center Drive, Dorado Heights Apartments, Landmark Apartments
      and Rite Aid -- Bronx, NY, representing 3.9% of the Cut-Off Date Pool
      Balance (2.8% of the Cut-Off Loan Group 1 Balance and 9.2% of the Cut-Off
      Date Loan Group 2 Balance) such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. In the case of certain mortgage loans, rental amounts payable under master leases were included determining net cash flow, which was used to calculate debt service coverage ratios. See "RISK FACTORS --
      Risks related to the Underlying Mortgage Loans - Risks relating to Net
      Cash Flow and Debt Service Coverage Rations" in the Prospectus
      Supplement.

(5)   For purposes of determining whether a Mortgaged Property is in Northern
      California or Southern California, Mortgaged properties north of San Luis
      Obispo County, Kern County and San Bernardino County were included in
      Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

*     The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       13

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE

---------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 CUT-OFF
                                   NUMBER OF     AGGREGATE        DATE      % OF       % OF
            RANGE OF                MORTGAGE    CUT-OFF DATE      POOL     GROUP 1    GROUP 2
      CUT-OFF DATE BALANCES          LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

$1,087,000 - $2,000,000 .........      1      $      1,087,000      0.1%      0.1%       0.0%
$2,000,001 - $3,000,000 .........      7            19,041,995      0.9       1.2        0.0
$3,000,001 - $4,000,000 .........     12            41,941,007      2.1       1.7        3.7
$4,000,001 - $5,000,000 .........     10            45,704,692      2.3       1.9        3.8
$5,000,001 - $6,000,000 .........     10            55,726,832      2.8       2.4        4.6
$6,000,001 - $7,000,000 .........      7            46,688,089      2.3       2.1        3.5
$7,000,001 - $8,000,000 .........      8            60,962,257      3.0       2.8        4.1
$8,000,001 - $9,000,000 .........      7            60,630,000      3.0       3.7        0.0
$9,000,001 - $10,000,000 ........      7            66,832,195      3.3       2.9        5.3
$10,000,001 - $15,000,000 .......     19           235,897,070     11.7       8.8       24.6
$15,000,001 - $20,000,000 .......      7           122,900,054      6.1       6.4        4.9
$20,000,001 - $25,000,000 .......      8           181,251,711      9.0       7.2       17.2
$25,000,001 - $30,000,000 .......      5           134,978,993      6.7       4.9       14.7
$30,000,001 - $35,000,000 .......      2            64,437,500      3.2       3.9        0.0
$35,000,001 - $40,000,000 .......      3           112,450,000      5.6       6.8        0.0
$40,000,001 - $45,000,000 .......      4           170,500,000      8.5      10.3        0.0
$45,000,001 - $50,000,000 .......      1            50,000,000      2.5       3.0        0.0
$50,000,001 - $55,000,000 .......      1            50,375,000      2.5       0.0       13.7
$55,000,001 - $60,000,000 .......      2           113,400,000      5.6       6.9        0.0
$90,000,001 - $100,000,000 ......      1           100,000,000      5.0       6.1        0.0
$100,000,001 - $145,000,000 .....      2           282,000,000     14.0      17.1        0.0
---------------------------------------------------------------------------------------------
                                     124      $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------
MIN: $1,087,000                MAX: $145,000,000                        AVERAGE: $16,264,552
---------------------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)

---------------------------------------------------------------------------------------------
                                                                   % OF
                                                                 CUT-OFF
                                   NUMBER OF     AGGREGATE         DATE     % OF       % OF
            RANGE OF                MORTGAGE    CUT-OFF DATE       POOL    GROUP 1    GROUP 2
       UNDERWRITTEN DSCRS            LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

1.00x - 1.04x ...................      3      $     61,260,000      3.0%      3.7%       0.0%
1.05x - 1.09x ...................      4            68,124,000      3.4       4.1        0.0
1.10x - 1.14x ...................      7            39,712,000      2.0       2.4        0.0
1.15x - 1.19x ...................     30           338,675,899     16.8      16.1       19.9
1.20x - 1.24x ...................     25           333,690,001     16.5      12.4       35.1
1.25x - 1.29x ...................      7            90,552,295      4.5       3.4        9.5
1.30x - 1.34x ...................     17           411,191,951     20.4      22.6       10.4
1.35x - 1.39x ...................      8           209,103,256     10.4       9.4       14.7
1.40x - 1.44x ...................      6           142,842,000      7.1       8.4        1.1
1.45x - 1.49x ...................      9           194,045,726      9.6       9.7        9.3
1.50x - 1.54x ...................      1            21,956,711      1.1       1.3        0.0
1.55x - 1.59x ...................      4            42,737,600      2.1       2.6        0.0
1.60x - 1.64x ...................      1            10,220,070      0.5       0.6        0.0
2.30x - 3.60x ...................      2            52,692,884      2.6       3.2        0.0
---------------------------------------------------------------------------------------------
                                     124      $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------
MIN: 1.00X                            MAX: 3.60X                          WTD.AVERAGE: 1.35X
---------------------------------------------------------------------------------------------

MORTGAGE RATE

---------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 CUT-OFF
                                   NUMBER OF     AGGREGATE        DATE      % OF       % OF
            RANGE OF                MORTGAGE    CUT-OFF DATE      POOL     GROUP 1    GROUP 2
         MORTGAGE RATES              LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

5.482% - 5.500% .................      1      $      8,250,000      0.4%      0.5%       0.0%
5.501% - 5.750% .................     49           913,091,144     45.3      45.6       43.7
5.751% - 6.000% .................     36           662,484,360     32.8      33.2       31.2
6.001% - 6.250% .................     18           227,887,422     11.3      10.4       15.5
6.251% - 6.500% .................     15           158,758,272      7.9       8.1        6.8
6.501% - 6.750% .................      4            41,333,195      2.0       2.2        1.4
6.751% - 6.871% .................      1             5,000,000      0.2       0.0        1.4
---------------------------------------------------------------------------------------------
                                     124      $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------
MIN: 5.482%                          MAX: 6.871%                         WTD.AVERAGE: 5.848%
---------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(1)(2)

---------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 CUT-OFF
                                   NUMBER OF     AGGREGATE        DATE      % OF       % OF
            RANGE OF                MORTGAGE    CUT-OFF DATE      POOL     GROUP 1    GROUP 2
     CUT-OFF DATE LTV RATIOS         LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

35.03% - 40.00% .................      3      $     54,969,884      2.7%      3.3%       0.0%
50.01% - 55.00% .................      3            20,568,433      1.0       1.2        0.0
55.01% - 60.00% .................      3            34,365,000      1.7       1.2        3.9
60.01% - 65.00% .................     14           194,232,172      9.6       7.3       20.2
65.01% - 70.00% .................     19           543,468,238     26.9      31.0        8.9
70.01% - 75.00% .................     24           474,220,049     23.5      24.6       18.4
75.01% - 80.00% .................     54           582,530,618     28.9      24.9       46.8
80.01% - 85.00% .................      3           103,250,000      5.1       5.9        1.7
85.01% - 86.79% .................      1             9,200,000      0.5       0.6        0.0
---------------------------------------------------------------------------------------------
                                     124      $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------
MIN: 35.0%                            MAX: 86.8%                          WTD.AVERAGE: 71.2%
---------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(1)(2)

---------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 CUT-OFF
            RANGE OF               NUMBER OF     AGGREGATE        DATE      % OF       % OF
      MATURITY DATE OR ARD          MORTGAGE    CUT-OFF DATE      POOL     GROUP 1    GROUP 2
           LTV RATIOS                LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

31.05% - 40.00% .................      3      $     54,969,884      2.7%      3.3%       0.0%
40.01% - 50.00% .................      3            20,568,433      1.0       1.2        0.0
50.01% - 55.00% .................      3            29,775,000      1.5       0.9        3.9
55.01% - 60.00% .................     11           163,122,389      8.1       9.9        0.0
60.01% - 65.00% .................     22           241,768,736     12.0       9.0       25.3
65.01% - 70.00% .................     28           563,544,952     27.9      30.3       17.5
70.01% - 75.00% .................     33           600,805,000     29.8      32.9       15.8
75.01% - 80.00% .................     18           236,050,000     11.7       6.0       37.5
80.01% - 85.00% .................      2            97,000,000      4.8       5.9        0.0
85.01% - 86.79% .................      1             9,200,000      0.5       0.6        0.0
---------------------------------------------------------------------------------------------
                                     124      $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------
MIN: 31.1%                            MAX: 86.8%                          WTD.AVERAGE: 68.6%
---------------------------------------------------------------------------------------------

(1)   For purposes of determining the DSC or LTV ratios for 7 Mortgage Loans,
      4001 Brandywine Street, NW, Alvarado Apartments, Greens Crossroads, 321
      Ballenger Center Drive, Dorado Heights Apartments, Landmark Apartments
      and Rite Aid -- Bronx, NY, representing 3.9% of the Cut-Off Date Pool
      Balance (2.8% of the Cut-Off Loan Group 1 Balance and 9.2% of the Cut-Off
      Date Loan Group 2 Balance) such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. In the case of certain mortgage loans, rental amounts payable under master leases were included determining net cash flow, which was used to calculate debt service coverage ratios. See "RISK FACTORS --
      Risks related to the Underlying Mortgage Loans - Risks relating to Net
      Cash Flow and Debt Service Coverage Ratios" in the Prospectus Supplement.

(2)   For purposes of determining the LTV ratios for 8 Mortgage Loans, Irvine
      EOP San Diego Portfolio, Sheraton Suites -- Alexandria, VA, Arbors at
      Broadlands, Sheraton Suites -- Wilmington, DE, Sheraton Suites -- Kansas
      City, MO, Hilton Garden Inn -- College Park, GA, Semoran North Apartments
      and The Woods of North Bend, (representing 18.8% of the Cut-Off Date Pool
      Balance, 17.3% of the Cut-Off Date Loan Group 1 Balance and 25.3% of the
      Cut-Off Date Loan Group 2 Balance), such ratios were calculated using the
      "as-stabilized" or "as-complete" appraised value. See Annex A-1 to the
      Prospectus Supplement.

*     The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       14

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

---------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 CUT-OFF
                                   NUMBER OF     AGGREGATE        DATE      % OF       % OF
        RANGE OF ORIGINAL           MORTGAGE    CUT-OFF DATE      POOL     GROUP 1    GROUP 2
   TERMS TO MATURITY (MONTHS)        LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

60 - 60 .........................      15     $    218,495,000     10.8%      6.5%      30.3%
61 - 84 .........................       2           95,000,000      4.7       5.8        0.0
109 - 120 .......................     106        1,566,309,393     77.7      79.4       69.7
121 - 126 .......................       1          137,000,000      6.8       8.3        0.0
---------------------------------------------------------------------------------------------
                                      124     $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------
MIN: 60                             MAX: 126                           WEIGHTED AVERAGE: 112
---------------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM

---------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 CUT-OFF
            RANGE OF               NUMBER OF     AGGREGATE        DATE      % OF       % OF
      ORIGINAL AMORTIZATION         MORTGAGE    CUT-OFF DATE      POOL     GROUP 1    GROUP 2
         TERMS (MONTHS)              LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

300 - 300 .......................      2      $     11,013,251      0.5%      0.7%       0.0%
349 - 360 .......................     78           886,202,470     43.9      48.7       22.7
Non-Amortizing ..................     44         1,119,588,672     55.5      50.7       77.3
---------------------------------------------------------------------------------------------
                                     124      $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------
MIN(1): 300                         MAX: 360                        WEIGHTED AVERAGE(1): 359
---------------------------------------------------------------------------------------------

(1)   Excludes the non-amortizing loans.

ORIGINAL INTEREST-ONLY TERM

---------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 CUT-OFF
                                   NUMBER OF     AGGREGATE        DATE      % OF       % OF
                                    MORTGAGE    CUT-OFF DATE      POOL     GROUP 1    GROUP 2
        TYPE OF IO PERIOD            LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

Non-Amortizing ..................     44      $  1,119,588,672     55.5%     50.7%      77.3%
Partial Interest Only ...........     62           747,717,751     37.1      41.4       17.8
  Amortizing
  1 - 12 ........................      4            33,400,651      1.7       2.0        0.0
  13 - 24 .......................      7            39,287,000      1.9       2.2        0.9
  25 - 36 .......................     14           117,311,000      5.8       6.4        3.3
  37 - 48 .......................      3            44,570,000      2.2       2.3        2.0
  49 - 60 .......................     30           479,379,100     23.8      26.8       10.0
  61 - 72 .......................      2            19,270,000      1.0       1.2        0.0
  73 - 84 .......................      2            14,500,000      0.7       0.5        1.7
Amortizing - No Partial
Interest Only Period ............     18           149,497,970      7.4       8.0        4.9
---------------------------------------------------------------------------------------------
                                     124      $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------
MIN: 12                            MAX(2): 84                        WEIGHTED AVERAGE(2): 52
---------------------------------------------------------------------------------------------

(2)   Partial Interest Only period excludes non-amortizing loans that do not benefit from a Partial Interest Only Period.

SEASONING

---------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 CUT-OFF
                                   NUMBER OF     AGGREGATE        DATE      % OF       % OF
                                    MORTGAGE    CUT-OFF DATE      POOL     GROUP 1    GROUP 2
       SEASONING (MONTHS)            LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

0 - 12 .........................      124     $  2,016,804,393    100.0%    100.0%     100.0%
                                      124     $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------
MIN: 0                              MAX: 7                             WEIGHTED AVERAGE: 2
---------------------------------------------------------------------------------------------

*     The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY

---------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 CUT-OFF
            RANGE OF               NUMBER OF     AGGREGATE        DATE      % OF       % OF
       REMAINING TERMS TO           MORTGAGE    CUT-OFF DATE      POOL     GROUP 1    GROUP 2
    MATURITY OR ARD (MONTHS)         LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

57 - 60 .........................      15     $    218,495,000     10.8%      6.5%      30.3%
61 - 84 .........................       2           95,000,000      4.7       5.8        0.0
109 - 120 .......................     106        1,566,309,393     77.7      79.4       69.7
121 - 122 .......................       1          137,000,000      6.8       8.3        0.0
---------------------------------------------------------------------------------------------
                                      124     $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------
MIN: 57                             MAX: 122                           WEIGHTED AVERAGE: 110
---------------------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM

---------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 CUT-OFF
                                   NUMBER OF     AGGREGATE        DATE      % OF       % OF
  RANGE OF REMAINING STATED         MORTGAGE    CUT-OFF DATE      POOL     GROUP 1    GROUP 2
 AMORTIZATION TERMS (MONTHS)         LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

297 - 300 .......................      2      $     11,013,251      0.5%      0.7%       0.0%
349 - 360 .......................     78           886,202,470     43.9      48.7       22.7
Non-Amortizing ..................     44         1,119,588,672     55.5      50.7       77.3
---------------------------------------------------------------------------------------------
                                     124      $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------
MIN(1): 297                         MAX: 360                        WEIGHTED AVERAGE(1): 359
---------------------------------------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY

---------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 CUT-OFF
                                   NUMBER OF     AGGREGATE        DATE      % OF       % OF
                                    MORTGAGE    CUT-OFF DATE      POOL     GROUP 1    GROUP 2
      PREPAYMENT PROVISION           LOANS        BALANCE        BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------------

Lockout/Defeasance/Open .........     92      $  1,362,662,009     67.6%     67.4%      68.5%
Lockout/Yield
  Maintenance/Open ..............     22           284,122,384     14.1      14.3       13.1
Lockout/Defeasance or Yield
  Maintenance/Open ..............      3           213,700,000     10.6      13.0        0.0
Yield Maintenance/Open ..........      5            99,520,000      4.9       1.9       18.4
Yield Maintenance/
  Defeasance/Open ...............      1            50,000,000      2.5       3.0        0.0
Lockout/Defeasance/
  Prepayment
  Premium/Open ..................      1             6,800,000      0.3       0.4        0.0
---------------------------------------------------------------------------------------------
                                     124      $  2,016,804,393    100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------------

SHADOW RATED LOANS(3)

---------------------------------------------------------------------------------------------

                                     CUT-OFF        % OF
                                      DATE         INITIAL        % OF
                                      LOAN          POOL         GROUP 1
            LOAN NAME                BALANCE       BALANCE       BALANCE   FITCH       S&P
---------------------------------------------------------------------------------------------

Tradewinds
  Hospitality Portfolio .........  $50,000,000      2.5%           3.0%     BBB-       BBB-
Cherry Hill Theatres ............   11,000,000      0.5            0.7       NR         AA-
The Dahlmann Campus Inn
                                     2,692,884      0.1            0.2      BBB         A-
---------------------------------------------------------------------------------------------
                                   $63,692,884      3.2%           3.9%
---------------------------------------------------------------------------------------------

(3)   Fitch and S&P have confirmed that the Mortgage Loans detailed in this table have, in the context of their inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       15

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT--OFF DATE
--------------------------------------------------------------------------------

FIFTEEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the fifteen largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

            FIFTEEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                  NUMBER OF                              % OF        % OF
                                                  MORTGAGE                              CUT-OFF     CUT-OFF
                                      MORTGAGE     LOANS /                               DATE        DATE
                                        LOAN      MORTGAGED    LOAN    CUT-OFF DATE      POOL        GROUP
           LOAN NAME                   SELLER    PROPERTIES    GROUP     BALANCE        BALANCE     BALANCE
--------------------------------      --------   ----------    -----   ------------     -------     -------

Charles River Plaza North(2) ...      CGMRC         1/1          1     $145,000,000        7.2%        8.8%
Irvine EOP San Diego
  Portfolio(3) .................      Wachovia      1/7          1      137,000,000        6.8         8.3%
2 Rector Street ................      Wachovia      1/1          1      100,000,000        5.0         6.1%
90 John Street .................      Wachovia      1/1          1       57,000,000        2.8         3.5%
Sheraton Suites - Alexandria,
  VA ...........................      Wachovia      1/1          1       56,400,000        2.8         3.4%
Arbors at Broadlands ...........      Wachovia      1/1          2       50,375,000        2.5        13.7%
Tradewinds Hospitality
  Portfolio ....................      CWCapital     1/3          1       50,000,000        2.5         3.0%
Express Scripts Office
  Property .....................      Wachovia      1/1          1       45,000,000        2.2         2.7%
Falcon Ridge Town Center
  Phase I ......................      Wachovia      1/1          1       43,500,000        2.2         2.6%
3660 Wilshire Boulevard ........      Wachovia      1/1          1       41,000,000        2.0         2.5%
                                                   -----               ------------       ----
                                                   10/18               $725,275,000       36.0%
                                                   =====               ============       ====

Zale Corporation Headquarters
  Building .....................      Wachovia      1/1          1     $ 41,000,000        2.0%        2.5%
Walgreens Portfolio ............      Wachovia     1/11          1       40,000,000        2.0         2.4%
Sheraton Suites - Wilmington,
  DE ...........................      Wachovia      1/1          1       36,450,000        1.8         2.2%
Alameda Media Center ...........      CGMRC         1/1          1       36,000,000        1.8         2.2%
Vista Village Phase I ..........      Wachovia      1/1          1       33,200,000        1.6         2.0%
                                                   -----               ------------       ----
                                                   5/15                $186,650,000        9.3%
                                                   =====               ============       ====

                                                   15/33               $911,925,000       45.2%
                                                   =====               ============       ====

                                                                                                      WEIGHTED
                                                               CUT-OFF DATE              WEIGHTED      AVERAGE      WEIGHTED
                                                                  BALANCE    WEIGHTED    AVERAGE      LTV RATIO     AVERAGE
                                                               PER SF/UNIT/  AVERAGE   CUT-OFF DATE  AT MATURITY    MORTGAGE
           LOAN NAME                     PROPERTY TYPE             ROOM        DSCR    LTV RATIO(1)   OR ARD(1)       RATE
--------------------------------  --------------------------   ------------  --------  ------------  -----------    --------

Charles River Plaza North(2) ...  Office--Medical Office/Lab     $    818      1.33x       73.0%        73.0%        5.606%
Irvine EOP San Diego
  Portfolio(3) .................       Office--Suburban          $    360      1.37x       69.7%        69.7%        5.775%
2 Rector Street ................          Office--CBD            $    240      1.19x       69.4%        69.4%        6.120%
90 John Street .................          Office--CBD            $    307      1.32x       81.4%        81.4%        5.735%
Sheraton Suites - Alexandria,
  VA ...........................   Hospitality--Full Service     $228,340      1.42x       71.8%        67.1%        5.950%
Arbors at Broadlands ...........   Multifamily--Conventional     $209,896      1.20x       78.2%        78.2%        5.640%
Tradewinds Hospitality
  Portfolio ....................   Hospitality--Full Service     $ 62,814      3.60x       38.9%        38.9%        5.728%
Express Scripts Office
  Property .....................       Office--Suburban          $    143      1.49x       71.9%        70.1%        5.660%
Falcon Ridge Town Center
  Phase I ......................       Retail--Anchored          $    187      1.45x       68.4%        68.4%        5.680%
3660 Wilshire Boulevard ........       Office--Suburban          $    153      1.05x       77.4%        72.3%        5.980%
                                                                               1.47X       70.4%        69.6%        5.785%

Zale Corporation Headquarters
  Building .....................       Office--Suburban          $    114      1.00x       75.9%        71.0%        5.940%
Walgreens Portfolio ............     Retail--Single Tenant       $    243      1.29x       80.6%        80.6%        5.610%
Sheraton Suites - Wilmington,
  DE ...........................   Hospitality--Full Service     $163,453      1.43x       67.0%        62.6%        5.950%
Alameda Media Center ...........       Office--Suburban          $    338      1.42x       70.6%        70.6%        5.660%
Vista Village Phase I ..........       Retail--Anchored          $    257      1.47x       65.4%        65.4%        5.710%
                                                                               1.31X       72.3%        70.3%        5.776%

                                                                               1.44X       70.8%        69.8%        5.784%

__________
(1)   For purposes of determining the LTV ratios in the chart above for 4
      Mortgage Loans, Irvine EOP San Diego Portfolio, Sheraton Suites --
      Alexandria, VA, Arbors at Broadlands and Sheraton Suites -- Wilmington,
      DE, (representing 13.9% of the Cut-Off Date Pool Balance, 13.9% of the
      Cut-Off Date Loan Group 1 Balance and 13.7% of the Cut-Off Date Loan
      Group 2 Balance), such rations were calculated using the "as-stabilized"
      or "as-complete" appraised value. See Annex A-1 to the Prospectus
      Supplement.

(2)   The Charles River Plaza North Loan is part of a split loan structure that includes one pari passu companion loan and a subordinate companion loan that are not included in the Trust Fund. With respect to this Mortgage
      Loan, unless otherwise specified, the calculations of LTV ratios, DSC ratio and Loan Balance per square foot/room/unit are based upon the aggregate indebtedness of, or debt service on, such Mortgage Loan and the related pari passu companion loan, but not the subordinate companion loan.

(3)   One Mortgaged Property in the portfolio, Donovan's Steak House, is classified as retail.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       16

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                            CHARLES RIVER PLAZA NORTH
--------------------------------------------------------------------------------

                 [3 PHOTOS OF CHARLES RIVER PLAZA NORTH OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       17

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                            CHARLES RIVER PLAZA NORTH
--------------------------------------------------------------------------------

                   [MAP OF CHARLES RIVER PLAZA NORTH OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       18

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                            CHARLES RIVER PLAZA NORTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                        CGM
CUT-OFF DATE BALANCE                                               $145,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    7.2%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                    Jonathan G. Davis and Paul R. Marcus
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.606%
ANTICIPATED REPAYMENT DATE(1)                                      July 6, 2017
MATURITY DATE(1)                                                   July 6, 2037
AMORTIZATION TYPE                                            Interest Only, ARD
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION(1)                                        120 / IO
REMAINING TERM / AMORTIZATION(1)                                       119 / IO
LOCKBOX                                In Place Hard, Springing Cash Management

UP-FRONT RESERVES
  TAX/INSURANCE                                                         No / No
  TI/LC(2)                                                             $631,094
  CITY LAND PAYMENT RESERVE(3)                                       $3,754,604

ONGOING ANNUAL RESERVES(4)
  TAX/INSURANCE                                                       Springing
  REPLACEMENT                                                         Springing
  TI/LC                                                               Springing

ADDITIONAL FINANCING(5)                   Pari Passu Debt          $145,000,000
                                                   B-Note           $20,000,000

                                          CHARLES RIVER        CHARLES RIVER
                                           PLAZA NORTH          PLAZA NORTH
                                           PARI PASSU               LOAN
                                            LOANS(5)           COMBINATION(5)
                                          -------------        --------------
CUT-OFF DATE BALANCE                      $290,000,000          $310,000,000
CUT-OFF DATE BALANCE/SF                       $818                  $874
CUT-OFF DATE LTV                              73.0%                78.0%
MATURITY DATE LTV                             73.0%                78.0%
UW DSCR ON NCF                                1.33x                1.25x
--------------------------------------------------------------------------------

(1)   The Charles River Plaza North Loan is an ARD Loan having an Anticipated
      Repayment Date of July 6, 2017 as detailed further within "The Loan"
      paragraph found at the end of this Charles River Plaza North Loan section. The original and remaining terms are based on the Anticipated
      Repayment Date.

(2)   At closing, the borrower deposited an up-front TI/LC reserve in the amount of $631,094 for the remaining tenant work allowance required to be paid to Massachusetts General Hospital under its lease.

(3)   At closing, the borrower deposited $3,754,604 to cover the principal amount of unpaid land development payments to the Boston Redevelopment
      Authority and the borrower may request disbursements from such reserve to make such land development payments due to the Boston Redevelopment
      Authority. During the first sixty (60) days of the term of the loan, the borrower has the right to substitute a letter of credit in the amount of
      $4,292,585 for the cash reserve. The letter of credit (if applicable)
      shall be reduced semi-annually upon receipt of evidence of payment. The reserve or letter of credit will be fully released in the event the
      Boston Redevelopment Authority releases the borrower from further obligation to make land development payments.

(4)   The borrower is obligated to make monthly deposits into the Tax/Insurance
      Reserve, TI/LC Reserve and Replacement Reserve during the existence of certain trigger conditions, including (i) an event of default under the loan documents and (ii) a material default by Massachusetts General
      Hospital under its lease beyond applicable notice and cure periods.

(5)   The total original financing amount of the Charles River Plaza North
      Property was $310,000,000 (collectively, the "Charles River Plaza North
      Loan Combination") evidenced by two senior pari passu notes totaling
      $290,000,000 (the "Charles River Plaza North Pari Passu Companion Loans")
      and a $20,000,000 junior companion note (the "Charles River Plaza North
      Junior Companion Loan"). One senior pari passu note totaling $145,000,000
      (the "Charles River Plaza North Loan") is included in the trust fund. The remaining $145,000,000 pari passu note (the "Charles River Plaza North
      Pari Passu Companion Loan") and the $20,000,000 Charles River Plaza North
      Junior Companion Loan are not included in the trust fund.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                             Boston, MA
PROPERTY TYPE                                      Office -- Medical Office/Lab
SIZE (SF)                                                               354,594
OCCUPANCY AS OF MAY 18, 2007                                             100.0%
YEAR BUILT / YEAR RENOVATED                                          2005 / N/A
APPRAISED VALUE                                                    $397,300,000
PROPERTY MANAGEMENT                               Davis Marcus Management, Inc.
UW ECONOMIC OCCUPANCY                                                    100.0%
UW REVENUES                                                         $26,513,701
UW TOTAL EXPENSES                                                    $4,464,449
UW NET OPERATING INCOME (NOI)                                       $22,049,252
UW NET CASH FLOW (NCF)                                              $21,978,334
--------------------------------------------------------------------------------

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       19

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                            CHARLES RIVER PLAZA NORTH
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                     TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------
                                                             % OF NET                            % OF TOTAL
                               RATINGS*       NET RENTABLE   RENTABLE   BASE RENT   ANNUAL BASE    ANNUAL       LEASE
TENANT                    FITCH/MOODY'S/S&P     AREA (SF)      AREA        PSF          RENT      BASE RENT   EXPIRATION
------------------------------------------------------------------------------------------------------------------------

MAJOR TENANT
 Massachusetts General
  Hospital .............      AA/Aa2/AA         354,594       100.0%     $ 57.32    $20,325,994     100.0%     May 2029
                                                -------       -----                 -----------     -----
PROPERTY TOTAL .........                        354,594       100.0%     $ 57.32    $20,325,994     100.0%
                                                =======       =====                 ===========     =====
------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of Partners HealthCare System, Inc., which guarantees the lease.

---------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------------
           # OF LEASES   WA BASE RENT/SF   TOTAL SF    % OF TOTAL    CUMULATIVE % OF   % OF BASE RENT     CUMULATIVE % OF
   YEAR      EXPIRING        EXPIRING      EXPIRING   SF EXPIRING*     SF EXPIRING*       EXPIRING*     BASE RENT EXPIRING*
---------------------------------------------------------------------------------------------------------------------------

   2029          1            $57.32        354,594      100.0%          100.0%             100.0%            100.0%
 Vacant          0                NA              0        0.0%          100.0%               0.0%            100.0%
---------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       20

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                            CHARLES RIVER PLAZA NORTH
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Charles River Plaza North Loan") is
      secured by a first mortgage encumbering an office building located in
      Boston, Massachusetts. The Charles River Plaza North Loan represents approximately 7.2% of the Cut-Off Date Pool Balance. The Charles River
      Plaza North Loan was originated on July 2, 2007 and has a principal balance as of the Cut-Off Date of $145,000,000. The Charles River Plaza
      North Loan, which is evidenced by a pari passu note, is a portion of a loan combination with an original aggregate principal balance of
      $310,000,000. The other loans related to the Charles River Plaza North
      Loan are evidenced by multiple separate notes (the "Charles River Plaza
      North Pari Passu Companion Loan" and the "Charles River Plaza North Junior
      Companion Loan" with original principal balances of $145,000,000 and
      $20,000,000, respectively and, together with the Charles River Plaza North
      Loan, the "Charles River Plaza North Loan Combination"). The Charles River
      Plaza North Pari Passu Companion Loan and the Charles River Plaza North
      Junior Companion Loan will not be assets in the Trust Fund. The Charles
      River Plaza North Loan, the Charles River Plaza North Pari Passu Companion
      Loan and the Charles River Plaza North Junior Companion Loan are governed by a co-lender agreement and will be serviced pursuant to the Pooling and
      Servicing Agreement as described under "SERVICING UNDER THE POOLING AND
      SERVICING AGREEMENT-Servicing of the Non-Serviced Loan
      Combinations-Charles River Plaza North" in the Prospectus Supplement.
      Prior to the Anticipated Repayment Date (defined below), the Charles River
      Plaza North Loan provides for interest-only payments.

      The Charles River Plaza North Loan has a remaining term of 119 months, based on an anticipated repayment date of July 6, 2017 (the "Anticipated
      Repayment Date") and a scheduled maturity date of July 6, 2037 ("Scheduled
      Maturity Date"); provided, however, that the lender may at its option (the
      "ARD Option") elect, by written notice to borrower at least sixty (60)
      days prior to the Anticipated Repayment Date, that the Charles River Plaza
      North Loan Combination will mature on the Anticipated Repayment Date. If the lender does not exercise the ARD Option, then commencing on the
      Anticipated Repayment Date: (A) the initial interest rate will be increased to an interest rate per annum equal to the greater of (i) the initial interest rate plus two percent (2%), or (ii) a rate calculated under the loan documents based on the then-current ten-year U.S. treasury yield plus three percent (3%) ("Revised Interest Rate"), provided that the borrower shall continue making monthly payments of interest at the initial interest rate and from and after the Anticipated Repayment Date the ARD
      Spread Interest (defined below) shall accrue and be deferred, and, to the extent permitted by applicable law, shall earn interest at the applicable interest rate, compounding monthly on each payment date after such ARD
      Spread Interest first accrues (the aggregate amount of all such ARD Spread
      Interest and any interest accruing thereon is referred to as "Accrued
      Additional Interest") and (B) Borrower shall pay to Lender in addition to the ordinary monthly interest payment, all remaining available cash (after payment of operating expenses and reserve deposits due under the Charles
      River Plaza North Loan Combination) on each payment date to be applied 1)
      first to reduce the principal balance of the Chares River Plaza North
      Loan, the Charles River Plaza North Pari Passu Companion Loan and the
      Charles River Plaza North Junior Companion Loan on a pari passu basis in accordance with their respective principal balances and 2) second to
      Accrued Additional Interest on each of the foregoing loans on a pari passu basis in accordance with their respective Accrued Additional Interest amounts. "ARD Spread Interest" means that portion of interest accruing on the Charles River Plaza North Loan from and after the Anticipated
      Repayment Date equal to the excess of interest accruing on the Charles
      River Plaza North Loan at the Revised Interest Rate over interest accruing on the Charles River Plaza North Loan at the initial interest rate.

      The Charles River Plaza North Loan may be prepaid on or after April 6,
      2017. The Charles River Plaza North Loan permits defeasance with United
      States government securities beginning after the earlier of July 6, 2010 or two years after the "start up day" (within the meaning of Section
      860G(a)(9) of the Internal Revenue Code) of the REMIC trust established in connection with the final securitization involving the Charles River North
      Loan Combination (the "Charles River Plaza North Release Date").

o     THE BORROWER. The borrower is DMP CR Plaza, LLC, a special purpose bankruptcy remote entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the
      Charles River Plaza North Loan. The sponsors of the loan are Jonathan G.
      Davis and Paul R. Marcus. Mr. Davis is the founder and CEO of The Davis
      Marcus Company, an affiliate of The Davis Companies. Mr. Marcus is
      President and Co-Owner of The Davis Marcus Company. Founded in 1976, The
      Davis Companies is one of the largest privately held real estate investment, development and management firms in New England. The company has had acquisitions and developments of over $1 billion of real estate.
      Affiliates of The Davis Companies have developed and/or owned nearly eight million square feet of commercial, industrial and residential properties in Massachusetts, Connecticut, New Hampshire, Pennsylvania, New York and
      Texas.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       21

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                            CHARLES RIVER PLAZA NORTH
--------------------------------------------------------------------------------

o     THE PROPERTY. The Mortgaged Property consists of an approximately 354,594 square foot medical office and laboratory space building situated on approximately 3.4 acres. The Charles River Plaza center was developed in the late 1960's and the Mortgaged Property was constructed in 2005. The
      Mortgaged Property is located in Boston, Massachusetts, approximately one block from the Mass General main campus. As of May 18, 2007, the occupancy rate for the Mortgaged Property securing the Charles River Plaza North
      Loan was approximately 100.0%. The Mortgaged Property is one of the two
      condominium units comprising the condominium project known as The Charles
      River Plaza Primary Condominium (the "Condominium") and includes an undivided percentage interest of approximately 57% (subject to adjustment from time to time pursuant to the condominium documents) in the common areas of the Condominium. The overall Condominium consists of an underground parking garage with additional surface parking areas and three main buildings. At the time of origination of the Charles River Plaza
      North Loan Combination, Mass General acquired the other condominium unit comprising the Condominium.

      The entire property is leased to The General Hospital Corporation, a
      Massachusetts non-for-profit-corporation d/b/a Massachusetts General
      Hospital ("Mass General"). Mass General is one of the oldest and largest teaching hospitals of Harvard Medical School. Annual inpatients total approximately 45,000. Outpatient visits total approximately 1,500,000.
      Mass General has approximately 19,500 employees. Mass General uses the
      Mortgaged Property for the Center for Integrative and Computational
      Biology, the Center for Regenerative Medicine and Technology, the Center
      for Human Genetics and the Center for Physiologic Genomics. Mass General
      utilizes a total of approximately 1,000,000 square feet of research/laboratory space of which the Mortgaged Property represents approximately a third of such space. The laboratory space is occupied by researchers from Harvard University. In March 1994, Mass General and
      Brigham and Women's Hospital founded Partners HealthCare System, Inc., a
      Massachusetts corporation ("Partners"), an affiliation established to create an integrated health care delivery system providing cost-effective care while maintaining the hospital's historic dedication to teaching and research. Partners' physician network currently includes more than 1,000 primary care physicians and approximately 3,500 specialists. In addition to the founding institutions, Partners also includes the North Shore
      Medical Center, Newton-Wellesley Hospital and Faulkner Hospital. Partners
      is the guarantor of the Mass General lease at the Mortgaged Property. As of July 12, 2007, Partners was rated "AA" (Fitch) "Aa2" (Moody's) and "AA"
      (S&P).

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a lender controlled lockbox account and are to be swept daily into a cash collateral deposit account under the control of the lender ("Deposit Account"). So long as no Charles River Plaza North
      Trigger Event (defined below) exists and the Anticipated Repayment Date has not occurred, funds in the Deposit Account shall be applied to monthly debt service payments due on the Charles River Plaza North Loan
      Combination and to fund any reserves which may be required under the
      Charles River Plaza North Loan at such time, and following such application the remaining available cash will be transferred to the
      Charles River Plaza North Borrower's operating account. Following the occurrence and continuance of a Charles River Plaza North Trigger Event, any funds remaining in the Deposit Account following application for monthly debt service payments, deposits to reserves then required under the Charles River Plaza North Loan and operating expense disbursements will be held by the lender in a supplemental debt service reserve sub-account. Upon the cure of the Charles River Plaza North Trigger Event, any remaining available cash will again be swept daily from the Deposit
      Account to the Charles River Plaza North Borrower's operating account. A
      "Charles River Plaza North Trigger Event" means the occurrence of (i) an event of default under the Charles River Plaza North Loan or (ii) the date on which Partners' credit rating is downgraded below an S&P rating of "A"
      (or an equivalent credit rating from an alternative credit rating agency, if applicable) or there is a termination or reduction in rent payments under the Mass General lease or (3) if a Charles River Plaza North Trigger
      Event shall have been cured pursuant to a Replacement Cash Trap Cure, upon the occurrence of a Replacement Cash Trap Condition. So long as no Event of Default exists, (1) a Charles River Plaza North Trigger Event resulting from a downgrade of Partners' credit rating shall be deemed cured (a) if
      Partners achieves an upgrade in its credit rating to "A" or higher from
      S&P (or an equivalent credit rating from an alternative credit rating agency, as applicable) and maintains such upgrade for two consecutive calendar quarters after the occurrence of the Charles River Plaza North
      Trigger Event, or (b) if the Replacement Cash Trap Cure (defined below)
      occurs; (2) a Charles River Plaza North Trigger Event resulting from a termination or rent reduction under the Mass General lease shall be deemed cured if a Replacement Cash Trap Cure occurs, and (3) if a Replacement
      Cash Trap Cure occurs, and a Replacement Cash Trap Condition is then commenced, such Replacement Cash Trap Condition shall be deemed cured if a
      Replacement Cash Trap Cure occurs with respect thereto (each a "Cash Trap
      Cure"). A "Replacement Cash Trap Cure" would occur if (I) the borrower enters into one or more replacement lease(s) approved by the lender and the tenant(s)

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       22

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                           CHARLES RIVER PLAZA NORTH
--------------------------------------------------------------------------------

      thereunder take occupancy, commence rental payments and all leasing commissions and tenant improvement allowances and other leasing costs and tenant inducements under such Leases are paid, and (II) the stabilized underwritten net cash flow of the Mortgaged Property, determined by the lender in its sole discretion on the basis of the annualized rentals under such replacement Leases is sufficient to establish a debt service coverage ratio of 1.20:1.00, and (III) the lender receives, if the lender elects to require it, a rating confirmation with respect to the termination of the
      Charles River Plaza North Trigger Event and allowance of a Replacement
      Cash Trap Cure. A "Replacement Cash Trap Condition" means that if a
      Replacement Cash Trap Cure occurs and the lender later determines that the
      Mortgaged Property is no longer achieving an underwritten DSCR at least equal to the 1.20:1.00, the lender may declare that a Charles River Plaza
      North Trigger Event again exists, and such event shall continue thereafter unless and until a Replacement Cash Trap Cure again occurs.

o     MANAGEMENT. Davis Marcus Management, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Charles River
      Plaza North Loan.

o     PURCHASE OPTION. Mass General has a purchase option with respect to the
      Mortgaged Property which it may exercise if (i) a major casualty or condemnation occurs at the property and the landlord does not restore the property in accordance with the Mass General lease or (ii) a material portion of the Mass General leased premises is rendered untenantable as a result of the landlord's negligence or misconduct or landlord's failure to fulfill its obligations under the Mass General lease and the landlord does not cure the applicable conditions in accordance with the Mass General lease. Notwithstanding the foregoing, Mass General has no right to exercise its purchase option unless (i) Mass General assumes the Charles
      River Plaza North Loan Combination in accordance with the Charles River
      Plaza North Loan documents, (ii) if exercised without a loan assumption after the Charles River Plaza North Release Date and prior to April 6,
      2017, the Charles River Plaza North Loan Combination is defeased in accordance with the Charles River Plaza North Loan documents or (iii) if exercised without a loan assumption prior to or on the Charles River Plaza
      North Release Date or on or after April 6, 2017, the Charles River Plaza
      North Loan Combination is paid in full in accordance with the prepayment provisions of the Charles River Plaza North Loan documents (including, if such prepayment occurs on or prior to the Charles River Plaza North
      Release Date, payment of prepayment consideration, calculated under the loan documents as the greater of (i) 2% of the loan amount and (ii) a treasury-based yield maintenance amount).

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       23

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       24

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         IRVINE EOP SAN DIEGO PORTFOLIO
--------------------------------------------------------------------------------

              [6 PHOTOS OF IRVINE EOP SAN DIEGO PORTFOLIO OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       25

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         IRVINE EOP SAN DIEGO PORTFOLIO
--------------------------------------------------------------------------------

                 [MAP OF IRVINE EOP SAN DIEGO PORTFOLIO OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       26

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         IRVINE EOP SAN DIEGO PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                               $137,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    6.8%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                  The Irvine Company LLC
TYPE OF SECURITY                                                            Fee
PARTIAL RELEASE(1)                                                          Yes
MORTGAGE RATE                                                            5.775%
MATURITY DATE                                                  October 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        126
ORIGINAL TERM / AMORTIZATION                                           126 / IO
REMAINING TERM / AMORTIZATION                                          122 / IO
LOCKBOX                                                                     Yes
UP-FRONT RESERVES
  TI/LC(2)                           $ 3,960,433
  DEBT SERVICE(3)                    $ 1,854,551
  CAPEX(2)                           $   900,498
ONGOING ANNUAL RESERVES
  TAX/INSURANCE                        Springing
  REPLACEMENT(4)                       Springing
ADDITIONAL FINANCING(5)                   B-Note                   $ 20,000,000

                                                           WHOLE MORTGAGE
                                      TRUST ASSET               LOAN
                                      ------------         --------------
CUT-OFF DATE BALANCE                  $137,000,000          $157,000,000
CUT-OFF DATE BALANCE/SF                   $360                  $412
CUT-OFF DATE LTV                         69.7%                 79.9%
MATURITY DATE LTV                        69.7%                 79.9%
UW DSCR ON NCF(6)                        1.37x                 1.20x
--------------------------------------------------------------------------------

(1)   The Irvine EOP San Diego Portfolio Loan allows for partial release subject to certain conditions including, but not limited to: (i) a release price of 110% of the outstanding principal balance, (ii) maintenance of a debt service coverage ratio of no less than 1.20x immediately following the release and (iii) certain other conditions as specified in the related
      Mortgage Loan documents.

(2)   The borrower may substitute a letter of credit or guaranty in an amount equal to the balance in the reserve. Funds in the reserve (up to $180,100 for the CapEx reserve) may be used to pay operating expenses and debt service shortfalls after the debt service reserve has been exhausted. The letter of credit or guaranty may be released upon the achievement of a debt service coverage ratio of at least 1.20x for the trailing 6 months annualized.

(3)   There is a shortfall in the related Mortgaged Property cash flow to fully cover debt service payments. Amounts held in the debt service reserve will be released as needed to cover the debt service shortfall. The borrower may substitute a letter of credit or guaranty in an amount equal to the balance in the reserve. The letter of credit or guaranty may be released upon the achievement of a debt service coverage ratio of at least 1.05x for the trailing 6 months annualized.

(4)   Ongoing annual replacement reserves of $57,144 will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(5)   Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.10x, (ii) the aggregate loan-to-value ratio shall not exceed 90.0%, (iii) rating agency consent, and (iv) certain other conditions as specified in the related Mortgage Loan documents.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                7
LOCATION                                                          San Diego, CA
PROPERTY TYPE(7)                                             Office -- Suburban
SIZE (SF)                                                               380,954
OCCUPANCY AS OF JULY 5, 2007                                              89.9%
YEAR BUILT / YEAR RENOVATED                                        Various / NA
APPRAISED VALUE                                                    $196,450,000
PROPERTY MANAGEMENT                                          The Irvine Company
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                         $16,544,524
UW TOTAL EXPENSES                                                   $ 5,615,542
UW NET OPERATING INCOME (NOI)                                       $10,928,982
UW NET CASH FLOW (NCF)(6)                                           $10,853,578
--------------------------------------------------------------------------------

(6)   The UW NCF was derived based on certain assumptions, including the leases expiring during the loan term would be marked to market rents and that the property would achieve a stabilized occupancy rate. If such rental rates are not executed, then the property NCF will be negatively affected. The
      "as-is" debt service coverage ratio for the Trust Asset is 0.98x and the
      Whole Mortgage Loan is 0.85x.

(7)   One Mortgaged Property in the portfolio, Donovan's Steak House, is classified as retail.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       27

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         IRVINE EOP SAN DIEGO PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                  PORTFOLIO SUMMARY
--------------------------------------------------------------------------------------
                                                ALLOCATED
                                                 CUT-OFF                       NET
                                                  DATE       YEAR BUILT /   RENTABLE
PROPERTY NAME                    LOCATION        BALANCE      RENOVATED     AREA (SF)
--------------------------------------------------------------------------------------

Nobel Corporate Plaza         San Diego, CA   $ 35,777,070     1984/NA       103,200
Torrey View Corporate
  Center                      San Diego, CA     30,410,510     2001/NA        71,788
Park Plaza Office Building    San Diego, CA     22,338,854     1982/NA        71,758
Genesee Bank Building         San Diego, CA     17,277,707     1985/NA        47,190
La Jolla Village Building     San Diego, CA     15,707,006     1985/NA        43,207
Bank of America Building      San Diego, CA     12,652,866     1989/NA        34,811
Donovan's Steak House         San Diego, CA      2,835,987     1984/NA         9,000
                                              ------------                   -------
TOTAL/AVERAGE                                 $137,000,000                   380,954
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                              ALLOCATED
                               CUT-OFF
                                DATE                             UNDERWRITTEN                  APPRAISED
                               BALANCE                   UW        NET CASH       APPRAISED      VALUE
PROPERTY NAME                  PER SF    OCCUPANCY   OCCUPANCY       FLOW           VALUE       PER SF
---------------------------------------------------------------------------------------------------------

Nobel Corporate Plaza           $347        69.6%       95.0%    $ 2,766,748    $ 51,100,000     $495
Torrey View Corporate
  Center                        $424       100.0%       95.0%      2,341,524      42,350,000     $590
Park Plaza Office Building      $311        90.2%       95.0%      1,833,190      36,000,000     $502
Genesee Bank Building           $366       100.0%       95.0%      1,405,337      23,700,000     $502
La Jolla Village Building       $364       100.0%       95.0%      1,312,699      21,700,000     $502
Bank of America Building        $363       100.0%       95.0%        987,324      18,000,000     $517
Donovan's Steak House           $315       100.0%       95.0%        206,756       3,600,000     $400
                                                                 -----------    ------------
TOTAL/AVERAGE                   $360        89.9%       95.0%    $10,853,578    $196,450,000     $516
---------------------------------------------------------------------------------------------------------

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       28

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         IRVINE EOP SAN DIEGO PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                 PORTFOLIO TENANT SUMMARY
-----------------------------------------------------------------------------------------
                                         PROPERTY           RATINGS(1)      NET RENTABLE
TENANT                                     NAME         FITCH/MOODY'S/S&P     AREA (SF)
-----------------------------------------------------------------------------------------

MAJOR TENANTS
 Santarus .........................     Torrey View         NR/NR/NR            24,090
                                         Corporate
                                          Center
 California Bank and Trust ........  La Jolla Village      A-/A2/BBB+           24,050
                                         Building
 SOLA .............................     Torrey View         NR/NR/NR            23,924
                                         Corporate
                                          Center
 Adobe Systems ....................     Torrey View         NR/NR/NR            23,774
                                         Corporate
                                          Center
 First American Trust(2) ..........   Bank of America    BBB+/Baa2/BBB+         10,704
                                         Building
 CIGNA Healthcare of                  Nobel Corporate    BBB+/Baa2/BBB+         10,484
  California ......................        Plaza
 US Bank ..........................    Genesee Bank        AA-/Aa2/AA           10,476
                                         Building
 Wollan Donald (Donovan's             Donovan's Steak       NR/NR/NR             9,000
  Steak & Chop House) .............        House
 Bank of America ..................   Bank of America       AA/Aa1/AA            8,799
                                         Building
 MHT Cal ..........................   Nobel Corporate       NR/NR/NR             8,788
                                           Plaza
 Aviatech .........................     Park Plaza          NR/NR/NR             8,264
                                      Office Building
 Washington Mutual ................    Genesee Bank          A/A2/A-             7,927
                                         Building
 Bowne of Los Angeles .............   Bank of America       NR/B2/B+             7,700
                                         Building
 Strazzeri Mancini ................   Nobel Corporate       NR/NR/NR             7,477
                                           Plaza
 Michael P. Fake ..................   Nobel Corporate       NR/NR/NR             6,809
                                                                               -------
                                           Plaza
 TOTAL MAJOR TENANTS ..............                                            192,266
NON-MAJOR TENANTS .................                                            150,326
                                                                               -------
OCCUPIED TOTAL ....................                                            342,592

VACANT SPACE ......................                                             38,362
                                                                               -------
PROPERTY TOTAL ....................                                            380,954
                                                                               =======
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                     % OF NET                                 % OF TOTAL
                                     RENTABLE    BASE RENT    ANNUAL BASE    ANNUAL BASE        LEASE
TENANT                                 AREA         PSF           RENT           RENT        EXPIRATION
----------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Santarus .........................     6.3%      $ 35.11     $   845,740         7.8%       March 2008

 California Bank and Trust ........     6.3       $ 30.60         735,930         6.8         July 2010

 SOLA .............................     6.3       $ 37.92         907,152         8.4       November 2008

 Adobe Systems ....................     6.2       $ 35.11         834,705         7.7        March 2008

 First American Trust(2) ..........     2.8       $ 33.00         353,232         3.3       November 2012

 CIGNA Healthcare of                    2.8       $ 35.80         375,327         3.5       November 2007
  California ......................
 US Bank ..........................     2.7       $ 27.36         286,675         2.6       January 2009

 Wollan Donald (Donovan's               2.4       $ 15.56         140,000         1.3       February 2015
  Steak & Chop House) .............
 Bank of America ..................     2.3       $ 33.00         290,367         2.7       December 2007

 MHT Cal ..........................     2.3       $ 32.75         287,807         2.7         May 2013

 Aviatech .........................     2.2       $ 26.74         220,979         2.0       January 2010

 Washington Mutual ................     2.1       $ 32.16         254,932         2.4       November 2010

 Bowne of Los Angeles .............     2.0       $ 36.00         277,200         2.6        March 2012

 Strazzeri Mancini ................     2.0       $ 31.27         233,806         2.2       February 2011

 Michael P. Fake ..................     1.8       $ 31.80         216,526         2.0       January 2009
                                      -----                   -----------       -----
 TOTAL MAJOR TENANTS ..............    50.5%      $ 32.56     $ 6,260,380        57.8%
NON-MAJOR TENANTS .................    39.5       $ 30.41       4,572,083        42.2
                                      -----                   -----------       -----
OCCUPIED TOTAL ....................    89.9%      $ 31.62     $10,832,463       100.0%
                                                              ===========       =====

VACANT SPACE ......................    10.1
                                      -----
PROPERTY TOTAL ....................   100.0%
                                      =====
----------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   The First American Trust space is subleased to First American Title.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       29

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         IRVINE EOP SAN DIEGO PORTFOLIO
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                             PORTFOLIO LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
              # OF LEASES        WA BASE       TOTAL SF    % OF TOTAL    CUMULATIVE % OF      % OF BASE       CUMULATIVE % OF
   YEAR         EXPIRING    RENT/SF EXPIRING   EXPIRING   SF EXPIRING*     SF EXPIRING*    RENT EXPIRING*   BASE RENT EXPIRING*
-------------------------------------------------------------------------------------------------------------------------------

   2007           10            $ 33.91         35,634        9.4%             9.4%             11.2%               11.2%
   2008           11            $ 33.83        104,056       27.3%            36.7%             32.5%               43.7%
   2009           17            $ 29.57         66,329       17.4%            54.1%             18.1%               61.8%
   2010            8            $ 29.84         57,150       15.0%            69.1%             15.7%               77.5%
   2011            8            $ 31.11         30,675        8.1%            77.1%              8.8%               86.3%
   2012            3            $ 34.75         23,583        6.2%            83.3%              7.6%               93.9%
   2013            1            $ 32.75          8,788        2.3%            85.6%              2.7%               96.5%
   2014            1            $ 33.68          3,844        1.0%            86.6%              1.2%               97.7%
   2015            2            $ 19.60         12,533        3.3%            89.9%              2.3%              100.0%
   2016            0            $  0.00              0        0.0%            89.9%              0.0%              100.0%
   2017            0            $  0.00              0        0.0%            89.9%              0.0%              100.0%
Thereafter         0            $  0.00              0        0.0%            89.9%              0.0%              100.0%
  Vacant           0                 NA         38,362       10.1%           100.0%              0.0%              100.0%
-------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       30

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         IRVINE EOP SAN DIEGO PORTFOLIO
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Irvine EOP San Diego Portfolio Loan") is
      secured by deeds of trust encumbering the borrower's fee interest in six suburban office properties and one retail property located in San Diego,
      California. The Irvine EOP San Diego Portfolio represents approximately
      6.8% of the Cut-Off Date Portfolio Balance. The Irvine EOP San Diego
      Portfolio Loan was originated on March 29, 2007 and has a principal balance as of the Cut-Off Date of $137,000,000. The Irvine EOP San Diego
      Portfolio Loan is a portion of a whole loan with an original principal balance of $157,000,000. The other loan related to the Irvine EOP San
      Diego Portfolio Loan is evidenced by a separate subordinate note, dated
      March 29, 2007 (the "Irvine EOP San Diego Portfolio Subordinate Companion
      Loan" with an original principal balance of $20,000,000 and, together with the Irvine EOP San Diego Portfolio Loan, comprise the "Irvine EOP San
      Diego Portfolio Whole Loan"). The Irvine EOP San Diego Portfolio
      Subordinate Companion Loan will not be an asset of the Trust Fund. The
      Irvine EOP San Diego Portfolio Loan and the Irvine EOP San Diego Portfolio
      Subordinate Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF
      THE MORTGAGE POOL -- Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The Irvine EOP San Diego
      Portfolio Loan provides for interest-only payments for the entire loan term.

      The Irvine EOP San Diego Portfolio Loan has a remaining term of 122 months and matures on October 11, 2017. The Irvine EOP San Diego Portfolio Loan
      may be prepaid on or after April 11, 2009 and through and including March
      11, 2017 with payment of the greater of yield maintenance or 1.0% of the prepaid amount and permits, with no penalty thereafter, defeasance with
      United States government obligations beginning 2 years after the Closing
      Date.

o     THE BORROWER. The borrower is UTC Properties LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Irvine EOP San Diego
      Portfolio Loan. The sponsor of the borrower is The Irvine Company, a
      140-year old privately held real estate investment company known for the planning and creation of communities on the Irvine Ranch in Orange County,
      California. The company owns office, apartment and retail properties on the Irvine Ranch as well as properties in Silicon Valley, West Los Angeles and North San Diego, California. The Irvine Company maintains a portfolio of approximately 400 office buildings, 39 retail centers, 80 apartment communities, 12 hotels, 5 marinas and 3 golf clubs, along with approximately 44,000 acres of undeveloped land from the original tract.
      The company has been recognized for its planning, design, architecture and landscaping relating to its developments in Irvine, California and parts of the neighboring cities of Newport Beach, Tustin, Laguna Beach and
      Orange County, California.

o     THE PROPERTIES. The Mortgaged Properties consist of 6 suburban office buildings and one retail property, Donovan's Steak House, located in San
      Diego, California. As of July 5, 2007, the occupancy rate for the
      Mortgaged Properties securing the Irvine EOP San Diego Portfolio Loan was approximately 89.9%.

o     RELEASES. The release of an individual Mortgage Property will be permitted subject to satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to, a release price of 110% of the outstanding principal balance and maintenance of a debt service coverage ratio of no less than 1.20x immediately following the release.

o     SUBSTITUTION. The borrowers may substitute properties of like kind and quality subject to satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to
      (i) no event of default exists under the related Mortgage Loan documents,
      (ii) the debt service coverage ratio of the substitute property exceeds the debt service coverage ratio of the substituted property (the borrower may pay down the note to meet such debt service coverage ratio criteria),
      (iii) the loan-to-value ratio of the substitute property is less than the loan-to-value ratio of the substituted property (the borrower may pay down the note to meet such loan-to-value ratio criteria) and (iv) receipt of a rating agency confirmation if the allocated loan amount of the substitute property exceeds 25% of the original loan amount.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o     MANAGEMENT. The Irvine Company LLC is the property manager for the
      Mortgaged Property securing the Irvine EOP San Diego Portfolio Loan.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       31

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       32

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                                 2 RECTOR STREET
--------------------------------------------------------------------------------

                      [3 PHOTOS OF 2 RECTOR STREET OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       33

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                                 2 RECTOR STREET
--------------------------------------------------------------------------------

                        [MAP OF 2 RECTOR STREET OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       34

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                                 2 RECTOR STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                               $100,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    5.0%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                          Laurence Gluck
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            6.120%
MATURITY DATE                                                      May 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          117 / IO
LOCKBOX                                                                     Yes
UP-FRONT RESERVES
  TAX/INSURANCE                              Yes
  TI/LC                               $5,500,000
  DEBT SERVICE(1)                     $5,000,000
  ENGINEERING                           $587,018
ONGOING ANNUAL RESERVES
  TAX/INSURANCE                              Yes
  REPLACEMENT                           $104,369
ADDITIONAL FINANCING                      B-Note                    $10,000,000

                                      TRUST ASSET           WHOLE MORTGAGE LOAN
                                      ------------          -------------------
CUT-OFF DATE BALANCE                  $100,000,000             $110,000,000
CUT-OFF DATE BALANCE/SF                   $240                     $263
CUT-OFF DATE LTV                         69.4%                     76.4%
MATURITY DATE LTV                        69.4%                     76.4%
UW DSCR ON NCF(2)                        1.19x                     1.08x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           New York, NY
PROPERTY TYPE                                                      Office - CBD
SIZE (SF)                                                               417,473
OCCUPANCY AS OF APRIL 20, 2007                                            98.6%
YEAR BUILT / YEAR RENOVATED                                         1909 / 1990
APPRAISED VALUE                                                    $144,000,000
PROPERTY MANAGEMENT                                          Stellar Management
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                         $14,397,012
UW TOTAL EXPENSES                                                    $6,997,418
UW NET OPERATING INCOME (NOI)                                        $7,399,594
UW NET CASH FLOW (NCF)(2)                                            $7,295,225
--------------------------------------------------------------------------------

(1)   There is a shortfall in the related Mortgaged Property cash flow to fully cover debt service payments. Provided no event of default has occurred and is continuing, the amount held in the debt service reserve will be released monthly as follows: (i) $250,000 for the first twelve payment dates, (ii) $66,667 for the next twelve payment dates and (iii) $50,000 for the next twelve payment dates. The debt service reserve may be released upon the achievement of a debt service coverage ratio of at least
      1.20x for three consecutive months.

(2)   The UW NCF was derived based on certain assumptions, including that leases expiring during the loan term would be marked to market rents. If such occupancy and rental rates are not executed, then the property NCF will be negatively affected. The "as-is" debt service coverage ratio for the Trust
      Asset is 0.99x and the Whole Mortgage Loan is 0.90x.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       35

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                                 2 RECTOR STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                   TENANT SUMMARY
--------------------------------------------------------------------------------------
                                                                            % OF NET
                                             RATINGS(1)      NET RENTABLE   RENTABLE
TENANT                                   FITCH/MOODY'S/S&P     AREA (SF)      AREA
--------------------------------------------------------------------------------------

MAJOR TENANTS
 Department of Transportation-City
  of NY ..............................       NR/A2/NR           72,070         17.3%
 Merrill Lynch .......................      AA-/Aa3/AA-         34,180          8.2
 Studio Daniel Liebskind, LLC ........       NR/NR/NR           18,392          4.4
 Barry, McTiernan & Moore ............       NR/NR/NR           17,830          4.3
 Centurion Securities, LLC ...........       NR/NR/NR           17,830          4.3
                                                               -------        -----
 TOTAL MAJOR TENANTS .................                         160,302         38.4%
NON-MAJOR TENANTS ....................                         251,494         60.2
                                                               -------        -----
OCCUPIED TOTAL .......................                         411,796         98.6%
VACANT SPACE .........................                           5,677          1.4
                                                               -------        -----
PROPERTY TOTAL .......................                         417,473        100.0%
                                                               =======        =====
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                         % OF
                                         BASE RENT   ANNUAL BASE   TOTAL ANNUAL BASE         LEASE
TENANT                                      PSF          RENT            RENT              EXPIRATION
----------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Department of Transportation-City
  of NY ..............................   $ 25.44     $ 1,833,255          15.6%             July 2015
 Merrill Lynch .......................   $ 25.44         869,454           7.4             August 2015
 Studio Daniel Liebskind, LLC ........   $ 24.82         456,481           3.9         Multiple Spaces(2)
 Barry, McTiernan & Moore ............   $ 32.45         578,583           4.9            November 2012
 Centurion Securities, LLC ...........   $ 26.00         463,580           3.9            October 2011
                                                     -----------         -----
 TOTAL MAJOR TENANTS .................   $ 26.21     $ 4,201,353          35.6%
NON-MAJOR TENANTS ....................   $ 30.17       7,586,543          64.4
                                                     -----------         -----
OCCUPIED TOTAL .......................   $ 28.63     $11,787,896         100.0%
                                                     ===========         =====
VACANT SPACE .........................
PROPERTY TOTAL .......................
----------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)   Under the terms of multiple leases, 1,000 square feet expire in July 2009 and 17,392 square feet expire in January 2014.

-------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
             # OF LEASES        WA BASE       TOTAL SF    % OF TOTAL    CUMULATIVE % OF     % OF BASE        CUMULATIVE % OF
    YEAR       EXPIRING    RENT/SF EXPIRING   EXPIRING   SF EXPIRING*     SF EXPIRING*    RENT EXPIRING*   BASE RENT EXPIRING*
-------------------------------------------------------------------------------------------------------------------------------

    2007          6            $ 24.99         10,580        2.5%              2.5%             2.2%                2.2%
    2008          4            $ 32.37         19,431        4.7%              7.2%             5.3%                7.6%
    2009          8            $ 28.44         45,246       10.8%             18.0%            10.9%               18.5%
    2010          6            $ 42.42         14,549        3.5%             21.5%             5.2%               23.7%
    2011          7            $ 28.46         39,073        9.4%             30.9%             9.4%               33.2%
    2012          6            $ 33.18         40,611        9.7%             40.6%            11.4%               44.6%
    2013          6            $ 28.40         34,490        8.3%             48.9%             8.3%               52.9%
    2014          6            $ 25.99         46,143       11.1%             59.9%            10.2%               63.1%
    2015          2            $ 25.44        106,250       25.5%             85.4%            22.9%               86.0%
    2016          2            $ 31.92          4,738        1.1%             86.5%             1.3%               87.3%
    2017          1            $ 39.00         15,917        3.8%             90.3%             5.3%               92.6%
Thereafter        2            $ 25.25         34,768        8.3%             98.6%             7.4%              100.0%
  Vacant          0                 NA          5,677        1.4%            100.0%             0.0%              100.0%
-------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       36

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                                 2 RECTOR STREET
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "2 Rector Street Loan") is secured by the borrower's fee interest encumbering an office building located in New
      York, New York. The 2 Rector Street Loan represents approximately 5.0% of the Cut-Off Date Pool Balance. The 2 Rector Street Loan was originated on
      May 10, 2007 and has a principal balance as of the Cut-Off Date of
      $100,000,000. The 2 Rector Street Loan is a portion of a whole loan with an original principal balance of $110,000,000. The other loan related to the 2 Rector Street Loan is evidenced by a separate subordinate note, dated May 10, 2007 (the "2 Rector Street Subordinate Companion Loan" with an original principal balance of $10,000,000 and, together with the 2
      Rector Street Loan, comprise the "2 Rector Street Whole Loan"). The 2
      Rector Street Subordinate Companion Loan will not be an asset of the Trust
      Fund. The 2 Rector Street Loan and the 2 Rector Street Subordinate
      Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE
      MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The 2 Rector Street Loan provides for interest-only payments for the entire loan term.

      The 2 Rector Street Loan has a remaining term of 117 months and matures on
      May 11, 2017. The 2 Rector Street Loan may be prepaid on or after February
      11, 2017 and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

o     THE BORROWER. The borrower is Rector Trinity Associates, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a
      non-consolidation opinion in connection with the origination of the 2
      Rector Street Loan. The sponsor of the borrower is Stellar Management
      ("Stellar"). Stellar owns and operates more than 9,000 apartment units and approximately 3,000,000 square feet of Class A office space. Stellar was founded in 1986 and has since purchased more than $1,350,000,000 in residential and commercial real estate. Stellar employs approximately 350 employees.

o     THE PROPERTY. The Mortgaged Property is an approximately 417,473 square foot, 26-story office building, situated on approximately 0.4 acres. The
      Mortgaged Property was constructed in 1909 and most recently renovated in
      1990. The Mortgaged Property is located in New York, New York. As of April
      20, 2007, the occupancy rate for the Mortgaged Property securing the 2
      Rector Street Loan was approximately 98.6%.

      The largest tenant is the Department of Transportation-City of New York
      ("NYCDOT"), currently occupying approximately 72,070 square feet, or approximately 17.3% of the net rentable area. NYCDOT is responsible for the management of New York City's transportation infrastructure, including day-to-day maintenance of the city's streets, highways, bridges and sidewalks as well as supervision of the street resurfacing, pothole repair, parking meter installation and maintenance and management of the citywide network of municipal parking facilities. The NYDOT also operates the Staten Island Ferry, the Brooklyn Bridge, Manhattan Bridge,
      Williamsburg Bridge and the Queensboro Bridge, as well as minor bridges throughout the city. As of July 6, 2007, NYCDOT was rated "A2" (Moody's).
      The NYCDOT lease expires in July 2015. The second largest tenant is
      Merrill Lynch, Pierce, Fenner & Smith Incorporated (NYSE: MER),
      ("Merrill"), currently occupying approximately 34,180 square feet, or approximately 8.2% of the net rentable area. Merrill is an investment firm and offers financial services for private, institutional and government clients, including mutual fund, insurance, annuity, trust and clearing services. Merrill has offices in 37 countries and territories. As of July
      6, 2007, Merrill was rated "AA-" (Fitch), "Aa3" (Moody's) and "AA-" (S&P).
      The Merrill lease expires in August 2015. The third largest tenant is
      Studio Daniel Libeskind, LLC ("Daniel Libeskind"), occupying approximately
      18,392 square feet or approximately 4.4% of the net rentable area. Daniel
      Libeskind is a contemporary deconstructive architect who has taught at several university architecture schools. Under the terms of multiple leases, approximately 1,000 square feet expire in July 2009 and approximately 17,392 square feet expire in January 2014.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o     MANAGEMENT. Stellar Management, an affiliate of the borrower, is the property manager for the Mortgaged Property securing the 2 Rector Street
      Loan.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       37

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       38

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                                 90 JOHN STREET
--------------------------------------------------------------------------------

                      [3 PHOTOS OF 90 JOHN STREET OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       39

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                                 90 JOHN STREET
--------------------------------------------------------------------------------

                         [MAP OF 90 JOHN STREET OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       40

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                                 90 JOHN STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $57,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.8%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                       The Moinian Group
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.735%
MATURITY DATE                                                      May 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          117 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX/INSURANCE                              Yes
  REPLACEMENT(1)                      $2,474,257
  TI/LC(2)                            $2,500,000
  DEBT SERVICE(3)                     $1,000,000

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                              Yes
  REPLACEMENT                         $   27,877
  TI/LC(2)                             Springing
ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $57,000,000
CUT-OFF DATE BALANCE/SF                                                    $307
CUT-OFF DATE LTV                                                          81.4%
MATURITY DATE LTV                                                         81.4%
UW DSCR ON NCF(4)                                                          1.32x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           New York, NY
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                               185,851
OCCUPANCY AS OF MARCH 1, 2007                                             89.6%
YEAR BUILT / YEAR RENOVATED                                         1931 / 2000
APPRAISED VALUE                                                     $70,000,000
PROPERTY MANAGEMENT                         Newmark & Company Real Estate, Inc.
UW ECONOMIC OCCUPANCY                                                     95.1%
UW REVENUES                                                          $6,687,441
UW TOTAL EXPENSES                                                    $2,145,873
UW NET OPERATING INCOME (NOI)                                        $4,541,568
UW NET CASH FLOW (NCF)(4)                                            $4,330,769
--------------------------------------------------------------------------------

(1)   Upon an event default, funds in the reserve may be used to pay debt service shortfalls. After the completion of all the engineering work required under the related Mortgage Loan documents, any funds on deposit in the reserve may be disbursed to the borrower.

(2)   If at anytime the balance of the TI/LC reserve is $400,000 or less, a monthly deposit of $7,744 will be made each month until the outstanding balance of the TI/LC reserve is at least $750,000. Provided that no event of default exists and the TI/LC reserve is not less than $750,000, the monthy deposit into the TI/LC reserve will be $0.

(3)   Funds held in in the debt service reserve account will be released as needed to cover any debt service shortfall. At any time that a debt service coverage ratio of 1.20x is achieved during two consecutive calendar quarters, and provided no event of default exists and is continuing, any remaining funds in the debt service reserve account may be transferred to the TI/LC account, as further described in the Mortgage
      Loan documents.

(4)   The UW NCF was derived based on certain assumptions, including the leases expiring during the loan term would be marked to market rent, and that the property would achieve a stabilized occupancy rate. If such occupancy and rental rates are not executed, then the property NCF will be negatively affected. The "as-is" debt service coverage ratio for the Trust Asset is
      1.00x.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       41

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                                 90 JOHN STREET
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                  TENANT SUMMARY
-----------------------------------------------------------------------------------
                                                                          % OF NET
                                            RATINGS*       NET RENTABLE   RENTABLE
TENANT                                 FITCH/MOODY'S/S&P     AREA (SF)      AREA
-----------------------------------------------------------------------------------

MAJOR TENANTS
  IDB Communications Group .........        NR/B1/NR           32,159        17.3%
  Gold's Gym .......................        NR/NR/NR           23,937        12.9
  Kickstart USA ....................        NR/NR/NR           17,500         9.4
  Legal Services for NYC ...........        NR/NR/NR            7,529         4.1
  Food Bank for NY .................        NR/NR/NR            7,284         3.9
                                                              -------       -----
  TOTAL MAJOR TENANTS ..............                           88,409        47.6%

NON-MAJOR TENANTS ..................                           78,093        42.0
                                                              -------       -----

OCCUPIED TOTAL .....................                          166,502        89.6%

VACANT SPACE .......................                           19,349        10.4
                                                              -------       -----

PROPERTY TOTAL .....................                          185,851       100.0%
                                                              =======       =====
-----------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                 % OF TOTAL
                                      BASE RENT   ANNUAL BASE   ANNUAL BASE       LEASE
TENANT                                   PSF          RENT          RENT        EXPIRATION
---------------------------------------------------------------------------------------------

MAJOR TENANTS
  IDB Communications Group .........   $ 23.69     $  761,847        16.9%    September 2008
  Gold's Gym .......................   $ 30.43        728,403        16.1      January 2018
  Kickstart USA ....................   $ 25.85        452,375        10.0     September 2012
  Legal Services for NYC ...........   $ 23.18        174,522         3.9        June 2013
  Food Bank for NY .................   $ 26.39        192,225         4.3        May 2010
                                                   ----------       -----
  TOTAL MAJOR TENANTS ..............   $ 26.12     $2,309,372        51.2%

NON-MAJOR TENANTS ..................   $ 28.22      2,203,622        48.8
                                                   ----------       -----

OCCUPIED TOTAL .....................   $ 27.10     $4,512,994       100.0%
                                                   ==========       =====

VACANT SPACE .......................

PROPERTY TOTAL .....................
---------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
            # OF LEASES      WA BASE                          % OF TOTAL  CUMULATIVE % OF     % OF BASE      CUMULATIVE % OF
   YEAR       EXPIRING  RENT/SF EXPIRING TOTAL SF EXPIRING   SF EXPIRING*  SF EXPIRING*    RENT EXPIRING*  BASE RENT EXPIRING*
------------------------------------------------------------------------------------------------------------------------------

   2007          9          $ 22.38            22,701            12.2%          12.2%           11.3%             11.3%
   2008          1          $ 23.69            32,159            17.3%          29.5%           16.9%             28.1%
   2009          6          $ 27.95            14,081             7.6%          37.1%            8.7%             36.9%
   2010          4          $ 25.39            14,675             7.9%          45.0%            8.3%             45.1%
   2011          3          $ 22.64             6,214             3.3%          48.3%            3.1%             48.2%
   2012          4          $ 26.12            23,715            12.8%          61.1%           13.7%             62.0%
   2013          3          $ 28.02            13,683             7.4%          68.5%            8.5%             70.5%
   2014          1          $ 67.07             1,700             0.9%          69.4%            2.5%             73.0%
   2015          2          $ 24.16             6,880             3.7%          73.1%            3.7%             76.7%
   2016          0          $  0.00                 0             0.0%          73.1%            0.0%             76.7%
   2017          1          $ 35.99             4,252             2.3%          75.4%            3.4%             80.1%
Thereafter       2          $ 34.04            26,442            14.2%          89.6%           19.9%            100.0%
  Vacant         0               NA            19,349            10.4%         100.0%            0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       42

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                                 90 JOHN STREET
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "90 John Street Loan") is secured by a first lien mortgage encumbering the borrower's fee interest in an office building located in New York, New York. The 90 John Street Loan represents approximately 2.8% of the Cut-Off Date Pool Balance. The 90 John Street
      Loan was originated on April 24, 2007 and has a principal balance as of the Cut-Off Date of $57,000,000. The 90 John Street Loan provides for interest-only payments for the entire loan term.

      The 90 John Street Loan has a remaining term of 117 months and matures on
      May 11, 2017. The 90 John Street Loan may be prepaid on or after March 11,
      2017 and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

o     THE BORROWER. The borrower is 90 John Mazal LLC, a special purpose entity.
      Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 90 John Street Loan. The sponsor of the borrower is The Moinian Group, a development firm headed by Joseph
      Moinian, which owns and manages over $8 billion in assets and has been involved in greater New York commercial real estate for over 15 years. The
      Moinian Group currently owns and controls a portfolio of approximately 20 million square feet of office, industrial, retail, residential and hotel properties throughout the United States and abroad, including approximately 13 million square feet in Manhattan.

o     THE PROPERTY. The Mortgaged Property is an office building of approximately 185,851 square feet, situated on approximately 0.67 acres.
      The Mortgaged Property was constructed in 1931 and most recently renovated in 2000. The Mortgaged Property is located in New York, New York. As of
      March 1, 2007, the occupancy rate for the Mortgaged Property securing the
      90 John Street Loan was approximately 89.6%.

      The largest tenant is IDB Communications Group ("IDB"), currently occupying approximately 32,159 square feet, or approximately 17.3% of the net rentable area. IDB is engaged in providing complete end-to-end video broadcast and transmission services and facilities to simple broadcast earth stations. IDB also provides uplink, download, record, studio facilities, network administration, network and system design and transponder leasing from full to part time services. As of July 6, 2007,
      IDB was rated "B1" (Moody's). The IDB lease expires in September 2008. The second largest tenant is Gold's Gym, currently occupying approximately
      23,937 square feet, or approximately 12.9% of the net rentable area.
      Founded in 1965, Gold's Gym is a co-ed gym and fitness chain, with more than 600 facilities in 43 states and 25 countries. The Gold's Gym lease expires in January 2018. The third largest tenant is Kickstart USA
      ("Kickstart"), currently occupying approximately 17,500 square feet or approximately 9.4% of the net rentable area. Kickstart is a provider of telecommunications, internet access and other services such as public relations, web design, legal and accounting services. The Kickstart lease expires in September 2012.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o     MANAGEMENT. Newmark & Company Real Estate, Inc. ("Newmark"), is the
      property manager for the Mortgaged Property securing the 90 John Street
      Loan. Newmark is one of the largest independent real estate service firms in the world that provides comprehensive real estate solutions to corporations, property owners, investors and developers. Newmark Knight
      Frank serves as leasing agent and/or property manager for over 100 million square feet of commercial space worldwide.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       43

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       44

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        SHERATON SUITES -- ALEXANDRIA, VA
--------------------------------------------------------------------------------

             [5 PHOTOS OF SHERATON SUITES -- ALEXANDRIA, VA OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       45

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        SHERATON SUITES -- ALEXANDRIA, VA
--------------------------------------------------------------------------------

               [MAP OF SHERATON SUITES -- ALEXANDRIA, VA OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       46

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        SHERATON SUITES -- ALEXANDRIA, VA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $56,400,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.8%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                   James A. Procaccianti
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.950%
MATURITY DATE                                                     June 11, 2017
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         118 / 360
LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX/INSURANCE                              Yes
  PIP(1)                              $4,045,343

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                              Yes
  REPLACEMENT(2)                        $567,685

ADDITIONAL FINANCING(3)                                                    None

CUT-OFF DATE BALANCE                                                $56,400,000
CUT-OFF DATE BALANCE/ROOM                                              $228,340
CUT-OFF DATE LTV                                                          71.8%
MATURITY DATE LTV                                                         67.1%
UW DSCR ON NCF                                                            1.42x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                         Alexandria, VA
PROPERTY TYPE                                       Hospitality -- Full Service
SIZE (ROOMS)                                                                247
OCCUPANCY AS OF MAY 31, 2007(4)                                           75.3%
YEAR BUILT / YEAR RENOVATED                                         1999 / 2004
APPRAISED VALUE                                                     $78,600,000
UW ECONOMIC OCCUPANCY                                                     76.0%
UW REVENUES                                                         $14,764,603
UW TOTAL EXPENSES                                                    $8,430,830
UW NET OPERATING INCOME (NOI)                                        $6,333,773
UW NET CASH FLOW (NCF)                                               $5,743,189
--------------------------------------------------------------------------------

(1)   The up-front property improvement plan ("PIP") and renovation reserve of
      $4,045,343 is maintained with the Lender. The PIP includes upgrades to the exterior, guestrooms, common areas, building systems, the food and beverage and recreational facilities, as well as the meeting and banquet areas.

(2)   Beginning on July 11, 2008, the annual reserve will be equal to 4% of the gross revenue, as further described in the related Mortgage Loan documents.

(3)   Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.15x, (ii) the aggregate loan-to-value ratio shall not exceed 85.0% and (iii) certain other conditions as specified in the related Mortgage Loan documents.

(4)   Based on the trailing 12-month period ending May 31, 2007.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       47

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        SHERATON SUITES -- ALEXANDRIA, VA
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                       COMPETITIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
                                                                                TTM MARCH 31, 2007*
                                                       ---------------------------------------------------------------------
                                             NUMBER OF                                  OCCUPANCY       ADR        REVPAR
PROPERTY                                       ROOMS   OCCUPANCY     ADR      REVPAR   PENETRATION  PENETRATION  PENETRATION
----------------------------------------------------------------------------------------------------------------------------

Sheraton Suites -- Alexandria, VA (subject)      247     75.0%    $ 170.20   $ 128.11      98.4%       119.3%       117.2%
Radisson Old Town Alexandria ..............      253     72.0%    $ 145.00   $ 104.40      94.4%       101.6%        95.5%
Holiday Inn & Suites ......................      178     78.0%    $ 144.00   $ 112.32     102.3%       100.9%       102.8%
Hotel Monaco ..............................      227     75.0%    $ 138.00   $ 103.50      98.4%        96.7%        94.7%
Hilton Old Town ...........................      247     82.0%    $ 184.00   $ 150.88     107.5%       129.0%       138.1%
Hampton Inn Alexandria ....................      156     75.0%    $  85.00   $  63.75      98.4%        59.6%        58.3%
Courtyard By Marriott .....................      176     77.0%    $  98.56   $  76.19     101.0%        69.1%        69.7%
                                               -----                         $ 109.28     100.0%       100.0%       100.0%
 TOTAL/WEIGHTED AVERAGE ...................    1,484     76.3%    $ 142.68
----------------------------------------------------------------------------------------------------------------------------

*     Based on the CBRE appraisal dated June 4, 2007.

--------------------------------------------------------------------------------
                          FINANCIAL PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
PERIOD                                   OCCUPANCY         ADR          REV PAR
--------------------------------------------------------------------------------
2005 ..........................            77.8%        $ 153.13       $ 119.06
2006. .........................            76.2%        $ 167.81       $ 127.93
T 12 Through May 2007 .........            75.3%        $ 172.38       $ 129.86
UW ............................            76.0%        $ 176.77       $ 134.35
--------------------------------------------------------------------------------

                 ---------------------------------------------
                               FACILITY SUMMARY
                 ---------------------------------------------
                 GUEST ROOMS                            NUMBER
                 ---------------------------------------------
                 King Suites .....................         155
                 Double Queen ....................          92
                                                         -----
                    TOTAL ........................         247
                                                         =====

                 FOOD AND BEVERAGE                     SEATING
                 ---------------------------------------------
                 Fin and Hoof Restaurant .........         125
                 Fin and Hoof Lounge .............          25
                 Club Floor Lounge ...............          24
                                                         -----
                    TOTAL ........................         174
                                                         =====

                 MEETING AND BANQUET SPACE         SQUARE FEET
                 ---------------------------------------------
                 Conference Center ...............       2,010
                 Potomac Room ....................         805
                 Board Room ......................         532
                                                         -----
                    TOTAL ........................       3,347
                                                         =====
                 ---------------------------------------------

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       48

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        SHERATON SUITES -- ALEXANDRIA, VA
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Sheraton Suites -- Alexandria, VA Loan")
      is secured by a first mortgage encumbering the borrower's fee interest in a full-service hotel, the Sheraton Suites -- Alexandria, VA located in
      Alexandria, Virginia. The Sheraton Suites -- Alexandria, VA Loan
      represents approximately 2.8% of the Cut-Off Date Pool Balance. The
      Sheraton Suites -- Alexandria, VA Loan was originated on June 6, 2007, and has a principal balance as of the Cut-Off Date of $56,400,000. The
      Sheraton Suites -- Alexandria Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

      The Sheraton Suites -- Alexandria, VA Loan has a remaining term of 118 months and matures on June 11, 2017. The Sheraton Suites -- Alexandria, VA
      Loan may be prepaid on or after January 11, 2008 until and including March
      11, 2017, with the payment of the greater of yield maintenance or 1.0% of the prepaid amount and without penalty thereafter.

o     THE BORROWER. The borrower is PVA V, LLC ("PVA"), a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Sheraton Suites --
      Alexandria, VA Loan. The sponsor of the borrower is James A. Procaccianti,
      President and CEO of The Procaccianti Group ("TPG"). TPG, based in Rhode
      Island, is a privately held real estate investment company that specializes in acquisition, renovation, and management of investment hospitality real estate. TPG owns approximately 57 hotels, containing approximately 10,361 rooms in over 42 markets.

o     THE PROPERTY. The Mortgaged Property is a full-service resort hotel containing 247 rooms on approximately 1.4 acres in Alexandria, Virginia.
      The Mortgaged Property was built in 1999 and renovated in 2004. The
      Mortgaged Property features approximately 3,347 square feet of meeting space, an indoor swimming pool and Jacuzzi, a restaurant, a business center and a fitness center. As of the trailing twelve months ending May
      31, 2007, the occupancy rate for the Mortgaged Property securing the
      Sheraton Suites -- Alexandria, VA Loan was approximately 75.3%.

o     LOCK BOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox.

o     MANAGEMENT. The Mortgaged Property is self-managed by Lenox Hotels, Inc., an affiliate of the sponsor.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       49

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       50

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                              ARBORS AT BROADLANDS
--------------------------------------------------------------------------------

                   [5 PHOTOS OF ARBORS AT BROADLANDS OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       51

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                              ARBORS AT BROADLANDS
--------------------------------------------------------------------------------

                      [MAP OF ARBORS AT BROADLANDS OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       52

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                              ARBORS AT BROADLANDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $50,375,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                  Fannie Mae; Bozzuto & Associates, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.640%
MATURITY DATE                                                 February 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          114 / IO
LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX/INSURANCE                              Yes
  DEBT SERVICE RESERVE(1)             $1,100,000

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                              Yes
  REPLACEMENT                            $57,600

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $50,375,000
CUT-OFF DATE BALANCE/UNIT                                              $209,896
CUT-OFF DATE LTV                                                          78.2%
MATURITY DATE LTV                                                         78.2%
UW DSCR ON NCF(2)                                                         1.20x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                            Ashburn, VA
PROPERTY TYPE                                       Multifamily -- Conventional
SIZE (UNITS)                                                                240
OCCUPANCY AS OF JULY 9, 2007                                              74.6%
YEAR BUILT / YEAR RENOVATED                                         2001 / 2006
APPRAISED VALUE                                                     $64,400,000
PROPERTY MANAGEMENT                                  Bozzuto Management Company
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $4,653,466
UW TOTAL EXPENSES                                                    $1,196,754
UW NET OPERATING INCOME (NOI)                                        $3,456,712
UW NET CASH FLOW (NCF)(2)                                            $3,408,712
--------------------------------------------------------------------------------

(1)   There is a shortfall in the related Mortgage Property cash flow to fully cover debt service payments. Amount held in the debt service reserve will be released as needed to cover the debt service shortfall. Current escrow balance in the Debt Service Reserve is $166,238.

(2)   The UW NCF was derived based on certain assumptions, including that leases expiring during the loan term would be marked to market rents and that the property would achieve a stabilized occupancy rate. If such occupancy and rental rates are not executed, then the property NCF will be negatively affected. The "as-is" debt service coverage ratio for the Trust Asset is
      0.64x.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       53

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                              ARBORS AT BROADLANDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                           UNIT MIX
--------------------------------------------------------------------------------------------------
                                         APPROXIMATE     APPROXIMATE
UNIT MIX                 NO. OF UNITS   UNIT SIZE (SF)    NRA (SF)     % OF NRA     ACTUAL RENT
--------------------------------------------------------------------------------------------------

1 BR / 1 BA ...........            95         931           88,403        32.8%            $1,422
2 BR / 2 BA ...........           121       1,217          147,220        54.7             $1,581
3 BR / 2 BA ...........            24       1,397           33,528        12.5             $1,675
                         ------------                    ----------------------
TOTAL/AVERAGE .........           240       1,121          269,151       100.0%   $1,527/$1.36/SF
--------------------------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Arbors at Broadlands Loan") is secured by a first mortgage encumbering the borrower's fee interest in an approximately 240-unit multifamily complex located in Ashburn, Virginia.
      The Arbors at Broadlands Loan represents approximately 2.5% of the Cut-Off
      Date Pool Balance. The Arbors at Broadlands Loan was originated on
      February 6, 2007 and has a principal balance as of the Cut-Off Date of
      $50,375,000. The Arbors at Broadlands Loan provides for interest-only payments for the entire term of the loan.

      The Arbors at Broadlands Loan has a remaining term of 114 months and matures on February 11, 2017. The Arbors at Broadlands Loan may be prepaid on or after December 11, 2016, and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

o     THE BORROWER. The borrower is Broadlands Condominium LLC, a special purpose entity. The sponsors of the borrower are Fannie Mae and Bozzuto &
      Associates, Inc. Fannie Mae (NYSE: FNM) is a financial services company serving the American home mortgage industry that offers banks and other mortgage lenders financing, credit guarantees, technology and services to facilitate the making of home loans to consumers. Fannie Mae, headquartered in Washington, D.C., employs approximately 5,800 employees, and supports the mortgage industry through its mortgage portfolio, single-family guaranty and housing and community development. As of July
      16, 2007, Fannie Mae was rated "AAA" (Fitch) and "Aaa" (Moody's). Bozzuto and Associates, Inc., is a real estate company dedicated to the development, construction and management of multifamily communities.
      Founded in 1998, the Bozzuto Management Company is responsible for the management and marketing of more than 25,000 rental apartments.

o     THE PROPERTY. The Mortgaged Property is a 240-unit multifamily complex consisting of 4 and 5-story buildings situated on approximately 14.5 acres. The Mortgaged Property, constructed in 2001 and renovated in 2006, is located in Ashburn, Virginia within the Washington, DC metropolitan statistical area. The Mortgaged Property is located within the planned community called the Broadlands that features a community center, three swimming pools, tennis courts, Stream Valley Park, two elementary schools, a middle school and a daycare center. Individual unit amenities include stainless steel refrigerators, dishwashers and cabinet hung microwaves.
      The Mortgaged Property also features approximately 455 parking spaces including approximately 406 open parking spaces and approximately 49 spaces in four, single-story parking garages. Project amenities at the
      Mortgaged Property include a clubhouse, community/business center, fitness center, an outdoor swimming pool and wading pool and playground. As of
      July 9, 2007, the occupancy rate for the Mortgaged Property securing the
      Arbors at Broadlands Loan was approximately 74.6%.

o     LOCKBOX ACCOUNT. The Mortgage Loan documents do not require a lockbox account.

o     MANAGEMENT. Bozzuto Management Company, an affiliate of the borrower, is the property manager for the Mortgaged Property securing the Arbors at
      Broadlands Loan.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       54

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        TRADEWINDS HOSPITALITY PORTFOLIO
--------------------------------------------------------------------------------

             [4 PHOTOS OF TRADEWINDS HOSPITALITY PORTFOLIO OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       55

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        TRADEWINDS HOSPITALITY PORTFOLIO
--------------------------------------------------------------------------------

                [MAP OF TRADEWINDS HOSPITALITY PORTFOLIO OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       56

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        TRADEWINDS HOSPITALITY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                  CWCapital
CUT-OFF DATE BALANCE                                                $50,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                              Tim Boggott & Rick Sherman
TYPE OF SECURITY                                                        Various
PARTIAL RELEASE(1)                                                          Yes
MORTGAGE RATE                                                            5.728%
MATURITY DATE                                                      July 1, 2014
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                         84
ORIGINAL TERM / AMORTIZATION                                            84 / IO
REMAINING TERM / AMORTIZATION                                           83 / IO
LOCKBOX                                                                     Yes
SHADOW RATING (S&P/FITCH)(2)                                        BBB- / BBB-

UP-FRONT RESERVES
  GROUND LEASE(3)                       $500,000

ONGOING ANNUAL RESERVES
  TAX/INSURANCE(4)                     Springing
  FF&E (4)                             Springing
  GROUND LEASE(5)                      Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $50,000,000
CUT-OFF DATE BALANCE/ROOM(6)                                            $62,814
CUT-OFF DATE LTV(7)                                                       38.9%
MATURITY DATE LTV(7)                                                      38.9%
UW DSCR ON NCF(8)                                                         3.60x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                3
LOCATION                                                     St. Pete Beach, FL
PROPERTY TYPE                                        Hospitality - Full Service
SIZE (ROOMS)(6)                                                             796
OCCUPANCY(9)                                                              67.3%
YEAR BUILT / YEAR RENOVATED                                   Various / Various
APPRAISED VALUE(7)                                                 $128,600,000
PROPERTY MANAGEMENT                                Resort Inns of America, Inc.
UW ECONOMIC OCCUPANCY                                                     74.4%
UW REVENUES(8)                                                      $56,609,821
UW TOTAL EXPENSES(10)                                               $44,907,589
UW NET OPERATING INCOME (NOI)(8)                                    $11,702,232
UW NET CASH FLOW (NCF)(8)                                           $10,450,963
--------------------------------------------------------------------------------

(1)   The borrowers are permitted to obtain the release of the Tradewinds
      Breckenridge Resort Property, as discussed under "--Partial Release"
      below.

(2)   S&P and Fitch have confirmed that the Tradewinds Hospitality Portfolio
      Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(3)   At closing, the borrowers deposited $500,000 into the ground lease reserve, which lender may draw upon in the event the borrowers fail to make the required payments under the ground lease. The loan agreement permits the borrowers to replace the ground lease reserve deposit with a standby letter of credit meeting certain requirements.

(4)   Upon and after an event of default, the borrowers are required to escrow
      (a) 1/12th of the estimated annual real estate taxes and insurance monthly and (b) 1/12th of 4.0% of gross revenues on a trailing twelve month basis.

(5)   Upon and after an event of default, the borrowers are required to escrow
      1/12 of 7.12% of room revenues from the Tradewinds Sandpiper Resort
      Property on a trailing twelve month basis.

(6)   Includes 288 residential condominium units in the Jacaranda Beach Villas
      Building, which (except for certain nonresidential condominium units) is not owned by the borrowers, but with respect to which the borrowers are entitled to fees under certain unit rental management agreements. See
      "--The Properties" below.

(7)   Excludes the present value of certain unit rental management agreements related to the Jacaranda Beach Villas Building (which, according to the appraisal, is $22,900,000). See "--The Properties" below.

(8)   Includes fees payable to the borrowers pursuant to certain unit rental management agreements related to the Jacaranda Beach Villas Building. See
      "--The Properties" below.

(9)   Based upon the trailing twelve-month period ending March 31, 2007.

(10)  Includes expenses payable with respect to the Jacaranda Beach Villas
      Building.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       57

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        TRADEWINDS HOSPITALITY PORTFOLIO
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                              COMPETITIVE SUMMARY
----------------------------------------------------------------------------------------------------------------
                                                                      ESTIMATED 2006(1)
                                              ------------------------------------------------------------------
                                   NUMBER OF                                OCCUPANCY       ADR        REVPAR
PROPERTY                             ROOMS    OCCUPANCY    ADR     REVPAR  PENETRATION  PENETRATION  PENETRATION
----------------------------------------------------------------------------------------------------------------

Tradewinds Sandpiper Resort            211       66.0%   $141.46  $ 93.43      93.6%        86.2%        80.0%
Tradewinds Island Grand Resort(2)      381       89.0%   $180.00  $160.20     126.2%       109.7%       137.2%
Tradewinds Breckenridge Resort         204       69.0%   $138.00  $ 95.22      97.8%        84.1%        81.6%
Sirata Beach Resort                    380       65.0%   $125.00  $ 81.25      92.2%        76.2%        69.6%
Don CeSar                              277       75.0%   $205.00  $153.75     106.3%       125.0%       131.7%
Hilton Clearwater                      423       63.0%   $150.00  $ 94.50      89.3%        91.4%        81.0%
Renaissance Viony                      360       70.0%   $182.00  $127.40      99.3%       111.0%       109.1%
Sheraton                               390       68.0%   $170.00  $115.60      96.4%       103.6%        99.0%
Marriott Suites                        220       68.0%   $185.00  $125.80      96.4%       112.8%       107.8%
                                     -----
                                     2,846       70.5%   $164.03  $116.74     100.0%       100.0%       100.0%
----------------------------------------------------------------------------------------------------------------

(1)   Based on the HVS appraisal dated April 24, 2007. The appraiser considers the Sirata Beach Resort and the Don CeSar to be the subject's primary competitive set, due mainly to their visibility and accessibility, while the remainder are considered secondary competitors.

(2)   Includes 288 residential condominium units in the Jacaranda Beach Villas
      Building, which (except for certain nonresidential condominium units) is not owned by the borrowers, but with respect to which the borrowers are entitled to fees under certain unit rental management agreements. See
      "--The Properties" below.

---------------------------------------------------------------------------------------------------------------------
                                             PORTFOLIO FINANCIAL SUMMARY
---------------------------------------------------------------------------------------------------------------------
                                           2005                         2006                     UNDERWRITTEN
                                ---------------------------  ---------------------------  ---------------------------
PROPERTY NAME                   OCCUPANCY    ADR    REV PAR  OCCUPANCY    ADR    REV PAR  OCCUPANCY    ADR    REV PAR
---------------------------------------------------------------------------------------------------------------------

Tradewinds Sandpiper Resort       50.3%    $124.65  $ 62.70    66.0%    $141.84  $ 93.68    71.0%    $152.42  $108.22
Tradewinds Island Grand
  Resort(1)                       75.0%    $180.62  $135.52    69.4%    $193.02  $133.87    77.0%    $195.42  $150.47
Tradewinds Breckenridge Resort    72.3%    $188.71  $136.41    68.7%    $144.90  $ 99.59    73.0%    $155.39  $113.43
---------------------------------------------------------------------------------------------------------------------

(1)   The figures set forth in this table with respect to the Tradewinds Island
      Grand Resort Property include the occupancy, ADR and Rev Par with respect to the 288 residential condomimium units in the Jacaranda Beach Villas
      Building.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       58

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        TRADEWINDS HOSPITALITY PORTFOLIO
--------------------------------------------------------------------------------

            ----------------------------------------------------
                              FACILITY SUMMARY
            ----------------------------------------------------

            GUEST ROOMS                                   NUMBER
            ----------------------------------------------------
            Parlor ...............................           200
            Standard .............................           127
            Two Bedroom Suite ....................            43
            Penthouse Suite ......................             5
            One Bedroom Suite ....................            65
            Deluxe Room ..........................           108
            Honeymoon Suite ......................             2
            Villa ................................             1
            Suite ................................           245
                                                          ------
               TOTAL .............................           796
                                                          ======

            MEETING ROOMS                            SQUARE FEET
            ----------------------------------------------------
            Island Ballroom ......................         8,400
            Grand Palm Colonnade .................         8,000
            Garden Courtyard .....................         6,000
            Jacaranda Hall .......................         7,088
            Banyan Breezeway .....................        10,000
            Horizons .............................         2,655
                                                          ------
               TOTAL .............................        42,143
                                                          ======

            FOOD AND BEVERAGE                            SEATING
            ----------------------------------------------------
            Palm Court at Island Grand ...........            94
            Bermudas .............................           213
            Pipers Patio .........................            70
            BR Cudas .............................            55
            Captain Redbeards Sharktooth .........            55
            Flying Bridge ........................            29
            The Sand Bar .........................            20
            Salty's ..............................            17
            The Deli .............................             0
            Pizza Hut Express ....................             0
            Ice Cream Shoppe .....................             0
            Perk's Up ............................            14
                                                          ------
               TOTAL .............................           567
                                                          ======

            OTHER AMENITIES
            ----------------------------------------------------
            Outdoor Swimming and Whirlpools
            Beach Activities
            Exercise room
            Putting Green
            Business Center
            Tennis Courts
            Kids Club
            ----------------------------------------------------

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       59

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        TRADEWINDS HOSPITALITY PORTFOLIO
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Tradewinds Hospitality Portfolio Loan")
      is secured by a first mortgage encumbering certain fee, leasehold and contractual interests in the Island Grand Beach Resort and Sandpiper Hotel
      and Suites, two independent hotels situated in close proximity, that are marketed as one resort providing full access to the facilities and amenities of each other. Each property is located in St. Pete Beach,
      Florida. The Tradewinds Hospitality Portfolio Loan represents approximately 2.5% of the Cut-Off Pool Balance. The Tradewinds Hospitality
      Portfolio Loan was originated on June 11, 2007 and has a principal balance as of the Cut-Off Date of $50,000,000. The Tradewinds Hospitality
      Portfolio Loan provides for interest-only payments for its entire term.

      The Tradewinds Hospitality Portfolio Loan has a remaining term of 83 months and matures on July 1, 2014. The Tradewinds Hospitality Portfolio
      Loan may be prepaid with yield maintenance until the date that is two years following the Closing Date (the "Prepayment Date"), and permits defeasance thereafter. The Tradewinds Hospitality Portfolio Loan may be prepaid without penalty on or after April 1, 2014. In addition, the borrowers have a one-time right, exercisable at any time prior to April 1,
      2014, to reduce the then-outstanding principal amount of the Tradewinds
      Hospitality Portfolio Loan by an amount not less than $5 million and not more than $10 million, subject to the payment of yield maintenance.
      Furthermore, the borrowers are required to prepay $12,000,000 of the
      Tradewinds Hospitality Portfolio Loan (with yield maintenance) if they choose to obtain the release of the Tradewinds Breckenridge Resort
      Property prior to the Prepayment Date, as described under "--Partial
      Release" below.

o     THE BORROWERS. The borrowers are RIA-Tradewinds, Inc., RIA-Breckenridge,
      Inc. and RIA-Sandpiper, Inc., each of which is a special purpose entity.
      Each of the borrowers is indirectly owned by Fortune Hotels, Inc., a
      Florida corporation that is jointly controlled by Timothy R. Baggott and
      Richard Sherman. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the
      Tradewinds Hospitality Portfolio Loan.

o     THE PROPERTIES. The Mortgaged Property includes four components: (a) the fee simple interest in the Tradewinds Island Grand Resort property
      (excluding the residential units in the Jacaranda Beach Villas Building)
      (the "Tradewinds Island Grand Resort Property"), which consists of approximately 93 rentable units situated in four buildings and surrounding amenities, (b) the fee simple interest in the Tradewinds Breckenridge
      Resort property (the "Tradewinds Breckenridge Resort Property"), which consists of approximately 204 rentable units and amenities situated in a separate building that is part of the Island Grand Beach Resort (but is located on a separate tax parcel), (c) the leasehold interest in the
      Tradewinds Sandpiper Resort property (the "Tradewinds Sandpiper Resort
      Property"), which consists of approximately 211 rentable units and surrounding amenities and (d) the contractual rights under certain unit rental management agreements related to the residential units in the
      Jacaranda Beach Villas condominium building (such agreements, the
      "Jacaranda Unit Management Agreements" and such building, the "Jacaranda
      Beach Villas Building"), which is an approximately 288-rentable unit condominium building located on the site of the Tradewinds Island Grand
      Resort Property. The three properties included in the Mortgaged Property were constructed between 1970 and 1985. The properties are located in St.
      Pete Beach, Florida, which is bordered on the west by the Gulf of Mexico, on the east by Boca Ciega Bay and is within approximately 30 miles of the
      Tampa International Airport. The amenities at the properties (which are set forth in greater detail below) include approximately 18-acres of beaches and extensive beach amenities including volleyball, beach cabanas, water bikes and paddleboats. Based upon the trailing twelve-month period ending March 31, 2007, the occupancy rate for the Mortgaged Property securing the Tradewinds Hospitality Portfolio Loan was approximately
      67.3%.

      The Island Grand Beach Resort is comprised of the Tradewinds Island Grand
      Resort Property and the Tradewinds Breckenridge Resort Property. The
      Tradewinds Island Grand Resort Property is a full-service lodging facility containing approximately 93 rentable units, among four buildings. (The approximately 288-rentable unit Jacaranda Beach Villas Building is also located on the site of the property, but (except for certain nonresidential condominium units) does not secure the Tradewinds
      Hospitality Portfolio Loan, as described below.) Additional facilities on this site include approximately 46,000 square feet of indoor and outdoor meeting space, four outdoor swimming pools, two whirlpools, a putting green, a sauna, two tennis courts, five food and beverage outlets and a kids club.

      The Tradewinds Breckenridge Property consists of approximately 204 rentable units. Amenities include a restaurant, a sports bar, a pizza restaurant, an ice cream shop, a beach bar, a pool area, a fitness center, a spa, a gift shop and meeting space. Sixteen of the approximately 204 rentable units are subject to timeshare/right-to-use contracts through
      2012. The timeshare contracts stipulate that the individual owner has the right to use a unit type in the Tradewinds Breckenridge Resort Property

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       60

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        TRADEWINDS HOSPITALITY PORTFOLIO
--------------------------------------------------------------------------------

      during a specified week of the year for a period of 25 years. The individual owner has prepaid for the right-to-use but is required to pay an annual maintenance fee towards the operation and maintenance of the building. When the timeshare units are not occupied by the timeshare customers they are available as standard hotel inventory.

      The Tradewinds Sandpiper Resort Property is a full-service lodging facility consisting of approximately 211 rentable units, three food and beverage outlets, two heated outdoor swimming pools, a fitness center, approximately 8,400 square feet of indoor and outdoor meeting space, a retail outlet and surface and garage parking.

      The Jacaranda Beach Villas Building is located on the site of the
      Tradewinds Island Grand Resort Property. The residential units in the
      Jacaranda Beach Villas Building are owned by individual condominium owners, each of which has entered into a separate Jacaranda Unit
      Management Agreement with RIA-Tradewinds, Inc., as manager. Pursuant to each Jacaranda Unit Management Agreement, each individual condominium unit owner is entitled to use its unit for up to 28 nights of the year. When the condominium units are not being used by the individual owners, they are available as standard hotel inventory. RIA-Tradewinds, Inc. is entitled to receive a management fee, generally equal to 53% of gross rental income with respect to the related condominium unit. The collateral value of the Jacaranda Beach Villas Building consists solely of the
      Jacaranda Unit Management Agreements and the fees payable thereunder.
      Except for certain nonresidential condominium units, the building is not owned by the borrowers and does not secure the Tradewinds Hospitality
      Portfolio Loan.

o     PARTIAL RELEASE. At any time during the loan term, the borrowers will have the option to obtain the release of the Tradewinds Breckenridge Resort
      Property, upon the satisfaction of certain conditions, including, without limitation, (i) the Tradewinds Breckenridge Resort Property is being sold pursuant to an arms' length agreement to a third party not affiliated with any of the borrowers or guarantors; (ii) no event of default shall have occurred and be continuing under the loan documents; (iii) the remaining collateral achieves a minimum DSCR of 1.70x based on standard CMBS underwritten income before debt service; (iv) the remaining collateral has a maximum LTV of 40%; and (v) the release has no material impact on the operations of the remaining collateral. Provided the foregoing requirements are met, the Tradewinds Breckenridge Resort Property may be
      released (a) prior to the Prepayment Date upon prepayment of $12,000,000 and yield maintenance, or (b) on and after the Prepayment Date upon partial defeasance.

o     LOCKBOX. All payments related to the Mortgaged Property are deposited into a mortgagee-designated lockbox account.

o     MANAGEMENT. Resort Inns of America, Inc., a borrower affiliate, is the property manager for the Mortgaged Property securing the Tradewinds
      Hospitality Portfolio Loan.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       61

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       62

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         EXPRESS SCRIPTS OFFICE PROPERTY
--------------------------------------------------------------------------------

              [5 PHOTOS OF EXPRESS SCRIPTS OFFICE PROPERTY OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       63

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         EXPRESS SCRIPTS OFFICE PROPERTY
--------------------------------------------------------------------------------

                [MAP OF EXPRESS SCRIPTS OFFICE PROPERTY OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       64

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         EXPRESS SCRIPTS OFFICE PROPERTY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $45,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.2%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                               NNN Realty Advisors, Inc.
TYPE OF SECURITY                                                      Leasehold
MORTGAGE RATE                                                            5.660%
MATURITY DATE                                                     June 11, 2014
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                           84 / 360
REMAINING TERM / AMORTIZATION                                          82 / 360
LOCKBOX(1)                                                            Springing

UP-FRONT RESERVES
  TAX/INSURANCE                              Yes
  FREE RENT(2)                        $1,744,438

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                              Yes
  REPLACEMENT(3)                             Yes
  TI/LC(4)                                   Yes

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $45,000,000
CUT-OFF DATE BALANCE/SF                                                    $143
CUT-OFF DATE LTV                                                          71.9%
MATURITY DATE LTV                                                         70.1%
UW DSCR ON NCF(5)                                                         1.49x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                        Saint Louis, MO
PROPERTY TYPE                                                 Office - Suburban
SIZE (SF)                                                               315,000
OCCUPANCY AS OF MAY 1, 2007                                              100.0%
YEAR BUILT / YEAR RENOVATED                                           2007 / NA
APPRAISED VALUE                                                     $62,600,000
PROPERTY MANAGEMENT                          Triple Net Properties Realty, Inc.
UW ECONOMIC OCCUPANCY                                                    100.0%
UW REVENUES                                                          $4,785,950
UW TOTAL EXPENSES                                                       $81,221
UW NET OPERATING INCOME (NOI)                                        $4,704,729
UW NET CASH FLOW (NCF)(5)                                            $4,657,479
--------------------------------------------------------------------------------

(1)   A lockbox will be required (i) upon the occurrence of an event of default or (ii) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x.

(2)   Initial reserve established for Express Scripts rent covering the period of July 2007 through December 2007.

(3)   Commencing with the forty-ninth (49th) payment date, ongoing deposits of
      $3,938 per month to the replacement reserve will be required, as further specified in the related Mortgage Loan documents.

(4)   Commencing with the forty-ninth (49th) payment date, ongoing deposits of
      $13,125 per month to the TI/LC reserve will be required, as further specified in the related Mortgage Loan documents.

(5)   The UW NCF was calculated based on the average of the contractual rents with respect to Express Scripts Office Property over the term of the loan. The "as-is" debt service coverage ratio of the Trust Asset is
      1.40x.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       65

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         EXPRESS SCRIPTS OFFICE PROPERTY
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                           % OF NET                               % OF TOTAL
                               RATINGS*      NET RENTABLE  RENTABLE  BASE RENT                    ANNUAL BASE
TENANT                    FITCH/MOODY'S/S&P   AREA (SF)      AREA       PSF     ANNUAL BASE RENT     RENT      LEASE EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANT
 Express Scripts .......      BBB/NR/BBB       315,000      100.0%    $14.15       $4,457,250       100.0%      November 2017
                                               -------      -----
PROPERTY TOTAL .........                       315,000      100.0%
                                               =======      =====
-------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------
        #OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  CUMULATIVE % OF BASE
 YEAR    EXPIRING      EXPIRING      EXPIRING    EXPIRING*        EXPIRING*         EXPIRING*        RENT EXPIRING*
----------------------------------------------------------------------------------------------------------------------

 2017       1           $14.15       315,000      100.0%            100.0%            100.0%             100.0%
Vacant      0               NA             0        0.0%            100.0%              0.0%             100.0%
----------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       66

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                         EXPRESS SCRIPTS OFFICE PROPERTY
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Express Scripts Office Property Loan")
      is secured by the borrower's leasehold interest in a first mortgage encumbering a suburban office building located in Saint Louis, Missouri.
      The Express Scripts Office Property Loan represents approximately 2.2% of the Cut-Off Date Pool Balance. The Express Scripts Office Property Loan
      was originated on June 4, 2007 and has a principal balance as of the
      Cut-Off Date of $45,000,000. The Express Scripts Office Property Loan
      provides for interest-only payments for the first 60 months of its term, and, thereafter, fixed monthly payments of principal and interest.

      The Express Scripts Office Property Loan has a remaining term of 82 months and matures on June 11, 2014. The Express Scripts Office Property Loan may
      be prepaid on or after March 11, 2014, and permits defeasance with United
      States government obligations beginning 2 years after the Closing Date.

o     THE BORROWERS. The borrowers are 31 tenant-in-common special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Express Scripts Office
      Property Loan. The sponsor of the borrowers is NNN Realty Advisors, Inc.
      ("NNN"), a nationally-active, full-service commercial real estate asset management and services firm. NNN is headquartered in Santa Ana,
      California and sponsors real estate investment programs to provide investors with the opportunity to engage in tax-deferred exchanges of real property and to invest in other real estate investment vehicles. NNN provides management services for a diverse portfolio of approximately 136 properties owned by their 114 programs, encompassing over 30 million square feet of office, multi-family, retail and healthcare office properties in 26 states. Triple Net Properties, LLC, an affiliate of the sponsor, is the subject of an investigation, by the Securities and
      Exchange Commission regarding disclosure in securities offerings and exemptions from registration requirements. See "RISK FACTORS -- Risks
      Related to the Underlying Mortgage Loans -- Litigation and Other Matters
      Affecting the Mortgaged Properties or Borrowers in the Prospectus
      Supplement".

o     THE PROPERTY. The Mortgaged Property is an approximately 315,000 square foot office building situated on approximately 13.3 acres. The Mortgaged
      Property, constructed in 2007, is located in Saint Louis, Missouri. As of
      May 1, 2007, the occupancy rate for the Mortgaged Property securing the
      Express Scripts Office Property Loan was approximately 100.0%.

      The sole tenant is Express Scripts, occupying 315,000, or the entire net rentable area. Express Scripts is one of the largest pharmacy benefits management companies in North America, with a network of approximately
      57,000 retail pharmacies and several home delivery pharmacies. Express
      Scripts processes approximately 400 million prescriptions per year, designs formularies and offers services such as disease management programs and consumer drug data analysis. Express Script's major clients include HMOs and other health insurers, self-insured businesses and union benefit plans. As of July 6, 2007, Express Scripts was rated "BBB" (Fitch)
      and "BBB" (S&P). The Express Scripts lease expires in November 2017.
      Express Scripts has two 5-year renewal options.

      Pursuant to the terms of the lease, Express Scripts has the option to terminate the lease after the 103rd calendar month subject to certain conditions including but not limited to (i) 18-months written notice, (ii)
      payment of a termination fee of $4.66 per square foot and (iii) repayment of the unamortized portion of the TI/LC allowances.

      Pursuant to the terms of the lease, Express Scripts may contract its leased space by reducing certain portions of the Mortgaged Property as follows: (i) after the 79th month of the lease, the third floor of the west wing upon payment of a breakage fee equal to $18 per square foot reduced; (ii) after the 91st month of the lease, the second floor of the west wing upon payment of a breakage fee equal to $12 per square foot reduced; and (iii) after the 103rd month of the lease, the first floor of the west wing upon payment of a breakage fee equal to $6 per square foot reduced.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases will be deposited into a mortgagee-designated lockbox account if at any time during the term of the Express Scripts Office Property Loan (i) the debt service coverage ratio falls below 1.15x or (ii) upon the occurrence of an event of default.

o     MANAGEMENT. The Triple Net Properties Realty, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the
      Express Scripts Office Property Loan.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       67

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       68

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        FALCON RIDGE TOWN CENTER PHASE I
--------------------------------------------------------------------------------

             [4 PHOTOS OF FALCON RIDGE TOWN CENTER PHASE I OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       69

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        FALCON RIDGE TOWN CENTER PHASE I
--------------------------------------------------------------------------------

                [MAP OF FALCON RIDGE TOWN CENTER PHASE I OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       70

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        FALCON RIDGE TOWN CENTER PHASE I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $43,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.2%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                         Regency Centers
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.680%
MATURITY DATE                                                  January 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                             120/IO
REMAINING TERM / AMORTIZATION                                            113/IO
LOCKBOX                                                                    None

UP-FRONT RESERVES                           None

ONGOING ANNUAL RESERVES
  TAX/INSURANCE(1)                     Springing
  REPLACEMENT(1)                       Springing
  TI/LC(1)                             Springing

ADDITIONAL FINANCING(2)                                                    None

CUT-OFF DATE BALANCE                                                $43,500,000
CUT-OFF DATE BALANCE/SF                                                    $187
CUT-OFF DATE LTV                                                          68.4%
MATURITY DATE LTV                                                         68.4%
UW DSCR ON NCF                                                            1.45x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                            Fontana, CA
PROPERTY TYPE                                                 Retail - Anchored
SIZE (SF)                                                               232,754
OCCUPANCY AS OF JULY 12, 2007                                            100.0%
YEAR BUILT / YEAR RENOVATED                                           2005 / NA
APPRAISED VALUE                                                     $63,600,000
PROPERTY MANAGEMENT                                             Regency Centers
UW ECONOMIC OCCUPANCY                                                     96.4%
UW REVENUES                                                          $4,960,371
UW TOTAL EXPENSES                                                    $1,204,163
UW NET OPERATING INCOME (NOI)                                        $3,756,208
UW NET CASH FLOW (NCF)                                               $3,582,454
--------------------------------------------------------------------------------

(1)   Ongoing reserve will be required upon (i) event of default, (ii) transfer of the property (other than to an affiliate of the borrower), (iii) an aggregate debt service cover ratio less than 1.10x and (iv) certain other conditions as specified in the related Mortgage Loan documents. Annual
      Reserve amounts for replacement reserve and TI/LC reserve are $23,280 and
      $132,804, respectively.

(2)   Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.25x, (ii) the aggregate loan-to-value ratio shall not exceed 75.0% and (iii) certain other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       71

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        FALCON RIDGE TOWN CENTER PHASE I
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                           % OF NET                             % OF TOTAL
                                 RATINGS*     NET RENTABLE RENTABLE  BASE RENT                  ANNUAL BASE
TENANT                      FITCH/MOODY'S/S&P   AREA (SF)    AREA       PSF    ANNUAL BASE RENT    RENT      LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Stater Brothers ..........      NR/B2/B+         43,718      18.8%   $16.10       $  703,860        17.2%       March 2025
 Sports Authority .........      NR/NR/B          35,293      15.2    $12.45          439,398        10.8       January 2016
 Ross Dress for Less ......     NR/NR/BBB         30,187      13.0    $12.00          362,244         8.9       January 2016
 Linens 'n Things .........      CCC/B3/B         28,000      12.0    $13.50          378,000         9.2       February 2017
 Michaels .................      NR/B2/B-         24,000      10.3    $13.25          318,000         7.8       February 2015
                                                 -------     -----                 ----------       -----
 TOTAL MAJOR TENANTS ......                      161,198      69.3%   $13.66       $2,201,502        53.9%
NON-MAJOR TENANTS .........                       71,556      30.7    $26.34        1,885,103        46.1
                                                 -------     -----                 ----------       -----
OCCUPIED TOTAL ............                      232,754     100.0%   $17.56       $4,086,605       100.0%
VACANT SPACE ..............                            0       0.0                 ==========       =====
                                                 -------     -----
PROPERTY TOTAL ............                      232,754     100.0%
                                                 =======     =====
-----------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------------
             # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT CUMULATIVE % OF BASE
     YEAR      EXPIRING       EXPIRING     EXPIRING    EXPIRING*         EXPIRING*         EXPIRING*      RENT EXPIRING*
---------------------------------------------------------------------------------------------------------------------------

     2007          0         $  0.00             0         0.0%              0.0%             0.0%              0.0%
     2008          0         $  0.00             0         0.0%              0.0%             0.0%              0.0%
     2009          0         $  0.00             0         0.0%              0.0%             0.0%              0.0%
     2010         11         $ 28.21        24,447        10.5%             10.5%            16.9%             16.9%
     2011          1         $ 39.00         2,120         0.9%             11.4%             2.0%             18.9%
     2012          0         $  0.00             0         0.0%             11.4%             0.0%             18.9%
     2013          0         $  0.00             0         0.0%             11.4%             0.0%             18.9%
     2014          0         $  0.00             0         0.0%             11.4%             0.0%             18.9%
     2015          9         $ 20.82        55,799        24.0%             35.4%            28.4%             47.3%
     2016          4         $ 13.61        78,670        33.8%             69.2%            26.2%             73.5%
     2017          1         $ 13.50        28,000        12.0%             81.2%             9.2%             82.8%
 Thereafter        1         $ 16.10        43,718        18.8%            100.0%            17.2%            100.0%
   Vacant          0            NA               0         0.0%            100.0%             0.0%            100.0%
---------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       72

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        FALCON RIDGE TOWN CENTER PHASE I
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "Falcon Ridge Town Center Phase I Loan")
      is secured by a first mortgage encumbering the borrower's fee interest in an anchored retail center located in Fontana, California. The Falcon Ridge
      Town Center Phase I Loan represents approximately 2.2% of the Cut-Off Date
      Pool Balance. The Falcon Ridge Town Center Phase I Loan was originated on
      December 20, 2006 and has a principal balance as of the Cut-Off Date of
      $43,500,000. The Falcon Ridge Town Center Phase I Loan provides for interest-only payments for its entire term.

      The Falcon Ridge Town Center Phase I Loan has a remaining term of 113 months and matures on January 11, 2017. At the borrower's election, the
      Falcon Ridge Town Center Phase I Loan may be prepaid with the payment of a yield maintenance charge or defeased with United States government obligations 2 years after Closing Date. The Falcon Ridge Town Center Phase
      I Loan may be prepaid on or after October 11, 2016, without payment of a yield maintenance charge.

o     THE BORROWER. The borrower is RRP Falcon Ridge Town Center, LP, a special purpose entity. The sponsor is Regency Realty Group, Inc. ("Regency").
      Regency Centers Corporation (NYSE: REG), which is the parent of Regency, was founded in 1963, is an integrated real estate investment trust (REIT)
      and owns, manages and develops neighborhood shopping centers in 46 metropolitan markets, including 18 of the largest 25 markets in the nation. Regency is an owner, operator and developer of grocery-anchored neighborhood and community shopping centers with an approximately 50 million square foot portfolio. As of July 11, 2007, Regency was rated
      "BBB+" (Fitch), "Baa3" (Moody's) and "BBB" (S&P).

o     THE PROPERTY. The Mortgaged Property is an approximately 232,754 square foot anchored retail property situated on approximately 17.3 acres. The
      Mortgaged Property was constructed in 2005. The Mortgaged Property is located in Fontana, California within the Riverside-San
      Bernardino-Ontario, California metropolitan statistical area. As of July
      12, 2007, the occupancy rate for the Mortgaged Property securing the
      Falcon Ridge Town Center Phase I Loan was approximately 100.0%.

      The largest tenant is Stater Brothers ("Stater"), occupying approximately
      43,718 square feet, or approximately 18.8% of the net rentable area.
      Stater, founded in 1936, is a privately held supermarket chain based in
      Colton, California. Stater consists of approximately 160 stores located throughout Southern California. Stater is a Fortune 500 company with operations in 6 counties, primarily the Riverside and San Bernardino areas. As of July 6, 2007, Stater was rated "B2" (Moody's) and "B+" (S&P).
      The Stater lease expires in March 2025. The second largest tenant is
      Sports Authority ("Sports Authority"), occupying approximately 35,293 square feet, or approximately 15.2% of the net rentable area. Sports
      Authority is one of the largest sporting good retailers in the United
      States, operating approximately 400 stores in 45 states under The Sports
      Authority and Gart Sports names. As of July 6, 2007, Sports Authority was rated "B" (S&P). The Sports Authority lease expires in January 2016. The third largest tenant is Ross Dress for Less ("Ross"), occupying approximately 30,187 feet, or approximately 13.0% of the net rentable area. Ross operates two discount clothing chains, with over 700 outlets located in 27 states. Ross sells closeout merchandise, including men's, women's and children's clothing at prices below those of department and specialty stores. As of July 6, 2007, Ross was rated "BBB" (S&P). The Ross
      Dress for Less lease expires in January 2016.

o     LOCKBOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o     MANAGEMENT. Regency Realty Group, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Falcon Ridge
      Town Center Phase I Loan.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       73

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       74

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                             3660 WILSHIRE BOULEVARD
--------------------------------------------------------------------------------

                  [4 PHOTOS OF 3660 WILSHIRE BOULEVARD OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       75

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                             3660 WILSHIRE BOULEVARD
--------------------------------------------------------------------------------

                    [MAP OF 3660 WILSHIRE BOULEVARD OMITTED]

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       76

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                             3660 WILSHIRE BOULEVARD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $41,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.0%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                        Dr. David Y. Lee
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.980%
MATURITY DATE                                                     June 11, 2017
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         118 / 360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX/INSURANCE                              Yes
  TI/LC PAYMENT GUARANTY*               $550,000
  ENGINEERING                         $1,402,982

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                              Yes
  REPLACEMENT                            $45,698

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $41,000,000
CUT-OFF DATE BALANCE/SF                                                    $153
CUT-OFF DATE LTV                                                          77.4%
MATURITY DATE LTV                                                         72.3%
UW DSCR ON NCF                                                            1.05x
--------------------------------------------------------------------------------

*     Dr. David Y. Lee has provided a guaranty in the amount of $550,000 for
      Approved Leasing Expenses, as defined in the Mortgage Loan documents. In the event the borrower is no longer the owner of the Mortgaged Property, then the loan documents require a $550,000 Rollover Reserve to be established.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                        Los Angeles, CA
PROPERTY TYPE                                                 Office - Suburban
SIZE (SF)                                                               267,606
OCCUPANCY AS OF APRIL 1, 2007                                             99.1%
YEAR BUILT / YEAR RENOVATED                                           1972 / NA
APPRAISED VALUE                                                     $53,000,000
PROPERTY MANAGEMENT                                          Jamison Properties
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $4,985,114
UW TOTAL EXPENSES                                                    $1,601,104
UW NET OPERATING INCOME (NOI)                                        $3,384,010
UW NET CASH FLOW (NCF)                                               $3,100,278
--------------------------------------------------------------------------------

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       77

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                             3660 WILSHIRE BOULEVARD
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                                NET    % OF NET                             % OF TOTAL
                                RATINGS      RENTABLE  RENTABLE  BASE RENT                  ANNUAL BASE
TENANT                     FITCH/MOODY'S/S&P AREA (SF)   AREA       PSF    ANNUAL BASE RENT    RENT       LEASE EXPIRATION
---------------------------------------------------------------- ----------------------------------------------------------

MAJOR TENANTS ............
 Hanmi Bank ..............      NR/NR/NR       53,843    20.1%    $15.51      $  835,144       19.5%       November 2008
 Central Escrow, Inc. ....      NR/NR/NR       12,756     4.8     $16.80         214,286        5.0      Multiple Spaces(1)
 Thomas Lee/Win Investment      NR/NR/NR       12,363     4.6     $15.70         194,050        4.5          July 2008
 Nos Communications ......      NR/NR/NR        9,550     3.6     $15.93         152,161        3.5      Multiple Spaces(2)
 Levy, Stern & Ford ......      NR/NR/NR        8,910     3.3     $14.19         126,475        2.9      Multiple Spaces(3)
                                              -------   -----                 ----------      -----
 TOTAL MAJOR TENANTS .....                     97,422    36.4%    $15.62      $1,522,115       35.5%
NON-MAJOR TENANTS ........                    167,797    62.7     $16.51       2,770,302       64.5
                                              -------   -----                 ----------      -----
OCCUPIED TOTAL ...........                    265,219    99.1%    $16.18      $4,292,417      100.0%
VACANT SPACE .............                      2,387     0.9                 ==========      =====
                                              -------   -----
PROPERTY TOTAL ...........                    267,606   100.0%
                                              =======   =====
---------------------------------------------------------------------------------------------------------------------------

(1)   Under the terms of multiple leases, 587 square feet expire in December
      2007, 2,594 square feet expire in July 2008, 4,487 square feet expire in
      March 2011 and 5,088 square feet expire in June 2011.

(2)   Under the terms of multiple leases, 354 square feet expire on a month to month basis and 9,196 square feet expire in May 2008.

(3)   Under the terms of multiple leases, 127 square feet expire on a month to month basis, 240 square feet expire in December 2007 and 8,543 square feet expire in July 2009.

----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
             # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  CUMULATIVE % OF BASE
     YEAR      EXPIRING       EXPIRING     EXPIRING    EXPIRING*         EXPIRING*         EXPIRING*       RENT EXPIRING*
----------------------------------------------------------------------------------------------------------------------------

     2007        45           $ 15.56       42,237        15.8%             15.8%             15.3%             15.3%
     2008        52           $ 15.72      113,584        42.4%             58.2%             41.6%             56.9%
     2009        23           $ 15.76       51,921        19.4%             77.6%             19.1%             76.0%
     2010        19           $ 16.50       27,273        10.2%             87.8%             10.5%             86.4%
     2011        11           $ 19.87       24,949         9.3%             97.1%             11.5%             98.0%
     2012         3           $ 16.41        5,255         2.0%             99.1%              2.0%            100.0%
     2013         0           $  0.00            0         0.0%             99.1%              0.0%            100.0%
     2014         0           $  0.00            0         0.0%             99.1%              0.0%            100.0%
     2015         0           $  0.00            0         0.0%             99.1%              0.0%            100.0%
     2016         0           $  0.00            0         0.0%             99.1%              0.0%            100.0%
     2017         0           $  0.00            0         0.0%             99.1%              0.0%            100.0%
 Thereafter       0           $  0.00            0         0.0%             99.1%              0.0%            100.0%
    Vacant        0             NA           2,387         0.9%            100.0%              0.0%            100.0%
----------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       78

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                             3660 WILSHIRE BOULEVARD
--------------------------------------------------------------------------------

o     THE LOAN. The Mortgage Loan (the "3660 Wilshire Boulevard Loan") is
      secured by a first mortgage encumbering the borrower's fee interest in a suburban office building located in Los Angeles, California. The 3660
      Wilshire Boulevard Loan represents approximately 2.0% of the Cut-Off Date
      Pool Balance. The 3660 Wilshire Boulevard Loan was originated on May 18,
      2007, and has a principal balance as of the Cut-Off Date of $41,000,000.
      The 3660 Wilshire Boulevard Loan provides for interest-only payments for the first 60 months, and fixed payments of principal and interest thereafter.

      The 3660 Wilshire Boulevard Loan has a remaining term of 118 months and matures on June 11, 2017. The 3660 Wilshire Boulevard Loan may be prepaid on or after February 11, 2017 and permits defeasance with United States government obligations beginning 2 years after the Closing Date.

o     THE BORROWER. The borrower is Wilshire Park Place 3660, LLC, a special purpose entity. Legal counsel to the borrower delivered a
      non-consolidation opinion in connection with the origination of the 3660
      Wilshire Boulevard Loan. The sponsor of the borrower is Dr. David Y. Lee, a real estate investor who holds equity stakes in more than 100 Los
      Angeles, California area office properties that comprise approximately 22 million square feet.

o     THE PROPERTY. The Mortgaged Property is a 12-story office building of approximately 267,606 square feet, situated on approximately 1.6 acres.
      The Mortgaged Property was constructed in 1972. The Mortgaged Property is located in Los Angeles, California. As of April 1, 2007, the occupancy rate for the Mortgaged Property securing the 3660 Wilshire Boulevard Loan was approximately 99.1%.

      The largest tenant is Hanmi Bank (NYSE: HAFC), currently occupying approximately 53,843 square feet, or approximately 20.1% of the net rentable area. Hanmi Bank offers retail and small business banking, commercial and industrial loans, including small business administration and international loans. The Hanmi Bank lease expires in November 2008.
      The second largest tenant is Central Escrow, Inc., currently occupying approximately 12,756 square feet, or approximately 4.8% of the net rentable area. Founded in 1977, Central Escrow, Inc. is a full service escrow company serving Southern California. The Central Escrow, Inc. lease expires at various dates across multiple spaces. The third largest tenant is Thomas Lee/ Win Investment, currently occupying approximately 10,385 square feet or approximately 3.9% of the net rentable area. Thomas Lee/Win
      Investment provides a range of investment management services. The Thomas
      Lee/Win Investment lease expires in July 2008.

o     LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagor-designated lockbox account. Upon the occurrence of an event of default under the Mortgage Loan documents, the amount in the lockbox will be swept into a mortgagee-designated lockbox account.

o     MANAGEMENT. Jamison Properties, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the 3660 Wilshire
      Boulevard Loan. Jamison Properties manages and leases over 100 commercial buildings comprising approximately 22 million square feet in the Los
      Angeles, California area.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       79

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                     ZALE CORPORATION HEADQUARTERS BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $41,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.0%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                           Lloyd Goldman
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.940%
MATURITY DATE                                                     June 11, 2017
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         118 / 360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  RENT ABATEMENT(1)                   $1,247,000

ONGOING ANNUAL RESERVES
  TAX                                  Springing
  REPLACEMENT(2)                       Springing
  TI/LC(3)                                   Yes

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $41,000,000
CUT-OFF DATE BALANCE/SF                                                    $114
CUT-OFF DATE LTV                                                          75.9%
MATURITY DATE LTV                                                         71.0%
UW DSCR ON NCF(4)                                                         1.00x
--------------------------------------------------------------------------------

               [PHOTO OF ZALE CORPORATION HEADQUARTERS BUILDING]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                             Irving, TX
PROPERTY TYPE                                                Office -- Suburban
SIZE (SF)                                                               358,884
OCCUPANCY AS OF MAY 17, 2007                                             100.0%
YEAR BUILT/YEAR RENOVATED                                           1983 / 2007
APPRAISED VALUE                                                     $54,000,000
PROPERTY MANAGEMENT                                   BLDG Management Co., Inc.
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $3,153,693
UW TOTAL EXPENSES                                                       $63,074
UW NET OPERATING INCOME (NOI)                                        $3,090,619
UW NET CASH FLOW (NCF)                                               $2,920,957
--------------------------------------------------------------------------------

(1)   The difference between the scheduled rent shown on the underwriting and the actual rent being paid by the tenant pursuant to free rent periods or leasing incentives was collected at the closing of the related Mortgage
      Loan in the form of $1,247,000 cash held back from loan proceeds. These funds will be released on a monthly basis beginning in July 2008 and continuing through December 2008.

(2)   Ongoing annual replacement reserves of $3,589 will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(3)   Beginning in July 2012, the borrower is required to pay $50,000 each month until the reserve account is equal to at least $3,000,000.

(4)   The debt service coverage ratio is based on in-place rent of $9.25 per square foot on an amortizing basis. In-place cash flow on an interest-only basis is 1.20x. Rental payments are subject to contractual increases over the term of the lease, and at maturity of the loan, the in-place rent will equal $12.25 per square foot. See the "Rent Schedule" on page 74 for details.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       80

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                     ZALE CORPORATION HEADQUARTERS BUILDING
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                    TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                         % OF NET                              % OF TOTAL
                           RATINGS        NET RENTABLE   RENTABLE   BASE RENT*   ANNUAL BASE   ANNUAL BASE
TENANT                FITCH/MOODY'S/S&P     AREA (SF)      AREA         PSF          RENT         RENT       LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

MAJOR TENANT
 Zale Corporation ...     NR/NR/NR          358,884       100.0%      $ 9.25     $3,319,677      100.0%         March 2018
                                            -------       -----
PROPERTY TOTAL ......                       358,884       100.0%
                                            =======       =====
-----------------------------------------------------------------------------------------------------------------------------

*     Rent is $9.25 per square foot until March 2008, at which time the rent increases per contractual rent steps detailed in the chart below.
      See--Rent Schedule.

--------------------------------------------------------------------------------
                                 RENT SCHEDULE
--------------------------------------------------------------------------------
LEASE PERIOD                              ANNUAL FIXED RENT         RENT PSF
--------------------------------------------------------------------------------

1/1/2005 - 3/31/2008 ...........             $3,319,677              $  9.25
4/1/2008 - 6/30/2008 ...........             $3,409,398              $  9.50
7/1/2008 - 12/31/2008* .........            Abated $0.00             $  0.00
1/1/2009 - 12/31/2009 ..........             $3,588,840              $ 10.00
1/1/2010 - 12/31/2010 ..........             $3,678,561              $ 10.25
1/1/2011 - 12/31/2011 ..........             $3,768,282              $ 10.50
1/1/2012 - 12/31/2012 ..........             $3,858,003              $ 10.75
1/1/2013 - 12/31/2013 ..........             $4,037,445              $ 11.25
1/1/2014 - 12/31/2014 ..........             $4,127,166              $ 11.50
1/1/2015 - 12/31/2015 ..........             $4,216,887              $ 11.75
1/1/2016 - 12/31/2016 ..........             $4,306,608              $ 12.00
1/1/2017 - 3/31/2018 ...........             $4,396,329              $ 12.25
--------------------------------------------------------------------------------

*     Rent abatement escrow taken at closing to cover debt service during this period.

----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
           # OF LEASES  WA BASE RENT/SF  TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF  % OF BASE RENT  CUMULATIVE % OF BASE
   YEAR      EXPIRING      EXPIRING      EXPIRING     EXPIRING*          EXPIRING*         EXPIRING*       RENT EXPIRING*
----------------------------------------------------------------------------------------------------------------------------

  2018          1           $ 9.25       358,884        100.0%            100.0%            100.0%             100.0%
 Vacant         0               NA             0          0.0%            100.0%              0.0%             100.0%
----------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       81

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                               WALGREENS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $40,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.0%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                            Arnold Simon
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.610%
MATURITY DATE                                                      May 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          117 / IO
LOCKBOX                                                                    None

UP-FRONT RESERVES                           None

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                        Springing
  REPLACEMENT(1)                       Springing

ADDITIONAL FINANCING(2)                                                    None

CUT-OFF DATE BALANCE                                                $40,000,000
CUT-OFF DATE BALANCE/SF                                                    $243
CUT-OFF DATE LTV(3)                                                       80.6%
MATURITY DATE LTV(3)                                                      80.6%
UW DSCR ON NCF                                                             1.29x
--------------------------------------------------------------------------------

                     [PHOTO OF WALGREENS PORTFOLIO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                               11
LOCATION                                                                Various
PROPERTY TYPE                                            Retail - Single Tenant
SIZE (SF)                                                               164,850
OCCUPANCY AS OF VARIOUS(4)                                               100.0%
YEAR BUILT / YEAR RENOVATED                                        Various / NA
APPRAISED VALUE                                                     $49,640,000
PROPERTY MANAGEMENT                                               Heller Realty
UW ECONOMIC OCCUPANCY                                                     98.0%
UW REVENUES                                                          $2,938,148
UW TOTAL EXPENSES                                                       $29,381
UW NET OPERATING INCOME (NOI)                                        $2,908,766
UW NET CASH FLOW (NCF)                                               $2,884,039
--------------------------------------------------------------------------------

(1)   Annual replacement reserve required upon event of default.

(2)   Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.20x, (ii) the aggregate loan-to-value ratio shall not exceed 80.0%, (iii) rating agency consent and (iv) certain other conditions as specified in the related Mortgage Loan documents.

(3)   The LTV represents the aggregate appraised value of each individual property. The appraised value to a single purchaser for the entire portfolio is $52,150,000, a Cut-Off Date LTV of 76.7% and a Maturity Date
      LTV of 76.7%.

(4)   Occupancy as of March 26, 2007 for all Mortgaged Properties, with the exception of Walgreens -- Albuquerque, NM, which is as of April 27, 2007.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       82

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                               WALGREENS PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                  PORTFOLIO SUMMARY
------------------------------------------------------------------------------------------
                                                                                ALLOCATED
                                                                                 CUT-OFF
                                   ALLOCATED                                      DATE
                                 CUT-OFF DATE    YEAR BUILT/    NET RENTABLE     BALANCE
PROPERTY NAME*                      BALANCE       RENOVATED       AREA (SF)      PER SF
------------------------------------------------------------------------------------------

Walgreens -- Florissant, MO      $ 4,431,910       1998/NA         15,595         $284
Walgreens -- Omaha, NE             4,407,736       2000/NA         15,008         $294
Walgreens -- Rogers, AR            3,892,023       2001/NA         15,053         $259
Walgreens -- Albuquerque, NM       3,887,994       2001/NA         13,886         $280
Walgreens -- Mesa, AZ              3,879,936       2001/NA         15,060         $258
Walgreens -- Milwaukee, WI         3,706,688       1998/NA         14,171         $262
Walgreens -- Springdale, AR        3,384,367       1998/NA         15,039         $225
Walgreens -- Glendale, AZ          3,384,367       2001/NA         15,136         $224
Walgreens -- Green Valley, AZ      3,327,961       2001/NA         15,854         $210
Walgreens -- Phoenix, AZ           3,062,047       2000/NA         14,996         $204
Walgreens -- Lincoln, NE           2,634,972       2000/NA         15,052         $175
                                 -----------                      -------
TOTAL/AVERAGE                    $40,000,000                      164,850         $243
------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                             UNDERWRITTEN                   APPRAISED
                                 BASE RENT    ANNUAL BASE      NET CASH       APPRAISED       VALUE
PROPERTY NAME*                      PSF           RENT           FLOW           VALUE        PER SF
-----------------------------------------------------------------------------------------------------

Walgreens -- Florissant, MO       $ 21.13     $  329,555      $  317,395     $ 5,500,000      $353
Walgreens -- Omaha, NE            $ 21.87        328,152         316,122       5,470,000      $364
Walgreens -- Rogers, AR           $ 19.25        289,764         278,871       4,830,000      $321
Walgreens -- Albuquerque, NM      $ 20.84        289,422         278,714       4,825,000      $347
Walgreens -- Mesa, AZ             $ 19.19        288,955         278,085       4,815,000      $320
Walgreens -- Milwaukee, WI        $ 19.43        275,310         264,980       4,600,000      $325
Walgreens -- Springdale, AR       $ 18.16        273,148         262,752       4,200,000      $279
Walgreens -- Glendale, AZ         $ 16.65        252,048         242,267       4,200,000      $277
Walgreens -- Green Valley, AZ     $ 15.63        247,756         237,995       4,130,000      $261
Walgreens -- Phoenix, AZ          $ 15.21        228,068         219,022       3,800,000      $253
Walgreens -- Lincoln, NE          $ 13.02        195,932         187,835       3,270,000      $217
                                  ------------------------------------------------------
TOTAL/AVERAGE                     $ 18.19     $2,998,110      $2,884,039     $49,640,000      $301
----------------------------------------------------------------------------------------------------

*     Occupancy as of March 26, 2007 for all Mortgaged Properties, with the exception of Walgreens -- Albuquerque, NM, which is as of April 27, 2007.
      All Mortgaged Properties are 100.0% leased.

---------------------------------------------------------------------------------------------------------------------------
                                                 PORTFOLIO TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                                             % OF NET                              % OF TOTAL
                               RATINGS*       NET RENTABLE   RENTABLE   BASE RENT   ANNUAL BASE   ANNUAL BASE      LEASE
TENANT                    FITCH/MOODY'S/S&P     AREA (SF)      AREA        PSF          RENT          RENT      EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

MAJOR TENANT
 Walgreens .............      NR/Aa3/A+         164,850       100.0%     $ 18.19    $2,998,110      100.0%       July 2027
                                                -------       -----
PROPERTY TOTAL .........                        164,850       100.0%
                                                =======       =====
---------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------------------------
                                            PORTFOLIO LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
           # OF LEASES        WA BASE       TOTAL SF    % OF TOTAL    CUMULATIVE % OF      % OF BASE       CUMULATIVE % OF
   YEAR     EXPIRING     RENT/SF EXPIRING   EXPIRING   SF EXPIRING*     SF EXPIRING*    RENT EXPIRING*   BASE RENT EXPIRING*
----------------------------------------------------------------------------------------------------------------------------

 2027          11            $ 18.19         164,850      100.0%           100.0%           100.0%             100.0%
Vacant          0                 NA               0        0.0%           100.0%             0.0%             100.0%
----------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       83

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        SHERATON SUITES -- WILMINGTON, DE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $36,450,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.8%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                   James A. Procaccianti
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.950%
MATURITY DATE                                                     June 11, 2017
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         118 / 360
LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX/INSURANCE                              Yes
  PIP(1)                              $3,793,774

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                              Yes
  REPLACEMENT(2)                        $465,513

ADDITIONAL FINANCING(3)                                                    None

CUT-OFF DATE BALANCE                                                $36,450,000
CUT-OFF DATE BALANCE/ROOM                                              $163,453
CUT-OFF DATE LTV                                                          67.0%
MATURITY DATE LTV                                                         62.6%
UW DSCR ON NCF                                                            1.43x
--------------------------------------------------------------------------------

              [PHOTO OF SHERATON SUITES -- WILMINGTON, DE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                         Wilmington, DE
PROPERTY TYPE                                        Hospitality - Full Service
SIZE (ROOMS)                                                                223
OCCUPANCY AS OF MAY 31, 2007(4)                                           64.7%
YEAR BUILT / YEAR RENOVATED                                         1989 / 2005
APPRAISED VALUE                                                     $54,400,000
PROPERTY MANAGEMENT                                          Lenox Hotels, Inc.
UW ECONOMIC OCCUPANCY                                                     66.0%
UW REVENUES                                                         $11,482,242
UW TOTAL EXPENSES                                                    $7,294,729
UW NET OPERATING INCOME (NOI)                                        $4,187,512
UW NET CASH FLOW (NCF)                                               $3,728,222
--------------------------------------------------------------------------------

(1)   The up-front property improvement plan ("PIP") and renovation reserve of
      $3,793,774 is maintained with the Lender. The PIP includes upgrades to the exterior, guestrooms, common areas, building systems, the food and beverage and recreational facilities, as well as meeting and banquet areas.

(2)   Beginning on July 11, 2008, the annual reserve will be equal to 4% of the gross sales, as further described in the related Mortgage Loan documents.

(3)   Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.15x, (ii) the aggregate loan-to-value ratio shall not exceed 85.0%, (iii) rating agency consent and (iv) certain other conditions as specified in the related Mortgage Loan documents.

(4)   Based on the trailing 12-month period ending May 31, 2007.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       84

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                        SHERATON SUITES -- WILMINGTON, DE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                      COMPETITIVE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
                                                                                  ESTIMATED 2006*
                                                        --------------------------------------------------------------------
                                              NUMBER OF                                 OCCUPANCY       ADR       REVPAR
PROPERTY                                        ROOMS   OCCUPANCY     ADR     REVPAR   PENETRATION  PENETRATION PENETRATION
----------------------------------------------------------------------------------------------------------------------------

Sheraton Suites -- Wilmington, DE (subject) ..    223      65.0%   $ 154.84  $ 101.26      99.9%        105.0%     104.6%
Hotel DuPont .................................    216      70.0%   $ 195.00  $ 136.50     107.6%        132.3%     141.0%
Hilton Wilmington/Christiana .................    266      66.0%   $ 134.00  $  88.44     101.5%         90.9%      91.3%
Courtyard Wilmington Downtown ................    105      63.0%   $ 125.00  $  78.75      96.9%         84.8%      81.3%
Doubletree Wilimington Downtown ..............    219      60.0%   $ 120.00  $  72.00      92.3%         81.4%      74.4%
                                                -----                        $  96.82     100.0%        100.0%     100.0%
 TOTAL/WEIGHTED AVERAGE ......................  1,029      65.0%   $ 147.42
----------------------------------------------------------------------------------------------------------------------------

*     Based on the CBRE appraisal dated June 4, 2007.

--------------------------------------------------------------------------------
                          FINANCIAL PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
PERIOD                               OCCUPANCY           ADR            REV PAR
--------------------------------------------------------------------------------
2005 ............................       68.9%         $ 145.47         $ 100.20
2006 ............................       65.1%         $ 155.73         $ 101.40
T 12 through May 2007 ...........       65.0%         $ 156.58         $ 101.81
UW ..............................       66.0%         $ 161.33         $ 106.48
--------------------------------------------------------------------------------

             ----------------------------------------------
                            FACILITY SUMMARY
             ----------------------------------------------
               GUEST ROOMS                           NUMBER
             ----------------------------------------------
               King Suites ..................           165
               Double/Double Suites .........            48
               ADA Suites ...................            10
                                                      -----
                  TOTAL .....................           223
                                                      =====

               FOOD AND BEVERAGE
             -----------------------------------------------
               Basil Restaurant and Bar

               MEETING AND BANQUET SPACE        SQUARE FEET
             -----------------------------------------------
               New Castle ...................           216
               Wilmington ...................           554
               Newark .......................           252
               Dover ........................           455
               Delaware I* ..................           885
               Delaware II* .................           892
               Delaware III* ................           878
                                                      -----
                  TOTAL .....................         4,132
                                                      =====

             ----------------------------------------------

*     Can be combined for the 2,655 square foot Delaware Ballroom

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       85

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                              ALAMEDA MEDIA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                        CGM
CUT-OFF DATE BALANCE                                                $36,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.8%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                 CF Burbank Office, L.P.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.660%
MATURITY DATE                                                      June 6, 2017
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          118 / IO
LOCKBOX(1)                                                            Springing

UP-FRONT RESERVES                           None

ONGOING ANNUAL RESERVES(2)
  TAX/INSURANCE                        Springing
  REPLACEMENT                          Springing
  TI / LC RESERVE                      Springing

ADDITIONAL FINANCING(3)                                                     Yes

CUT-OFF DATE BALANCE                                                $36,000,000
CUT-OFF DATE BALANCE/SF                                                    $338
CUT-OFF DATE LTV                                                          70.6%
MATURITY DATE LTV                                                         70.6%
UW DSCR ON NCF                                                            1.42x
--------------------------------------------------------------------------------

                     [PHOTO OF ALAMEDA MEDIA CENTER OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                            Burbank, CA
PROPERTY TYPE                                                 Office - Suburban
SIZE (SF)                                                               106,660
OCCUPANCY AS OF APRIL 30, 2007                                           100.0%
YEAR BUILT / YEAR RENOVATED                                    1981 / 2004-2005
APPRAISED VALUE                                                     $51,000,000
PROPERTY MANAGEMENT                                                Transwestern
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $3,160,653
UW TOTAL EXPENSES                                                       $94,820
UW NET OPERATING INCOME (NOI)                                        $3,065,833
UW NET CASH FLOW (NCF)                                               $2,933,832
--------------------------------------------------------------------------------

(1)   In the event that the sole tenant has not, at least twelve months prior to the expiration of its lease, exercised its option to extend its lease for an additional five years (a "Sweep Trigger Date"), the borrower is required to establish a lockbox and excess cash flow from the property, after payment of debt service, applicable reserve deposits, if any, and operating expenses ("Excess Cash Flow") is required to be deposited into a sweep account in lender's name, except that such cash flow sweep and deposit of Excess Cash Flow will not be required if borrower provides lender with a letter of credit in the amount of Excess Cash Flow that would have been deposited in the sweep account for the twelve month period following the Sweep Trigger Date. The Excess Cash Flow sweep will not be required, or if previously imposed, will be terminated if the tenant renews its lease for an additional five year term or replacement tenant(s)
      lease the property for at least a five year term.

(2)   Upon the occurrence and during the continuation of a "trigger event" with respect to the Alameda Media Office Loan under the loan documents, the
      Alameda Media Center Borrower is required to escrow 1/12 of estimated annual real estate taxes, insurance premiums, and tenant improvements and leasing commissions. A trigger event will be in effect upon an event of default under the loan documents and until the cure of the event of default.

(3)   Future mezzanine debt is permitted subject to a combined maximum LTV ratio of 85% and a combined minimum DSC ratio of 1.10x.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       86

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3
--------------------------------------------------------------------------------
                              ALAMEDA MEDIA CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------
                                                           % OF NET                              % OF TOTAL
                                RATINGS       NET RENTABLE RENTABLE  BASE RENT                   ANNUAL BASE
TENANT                     MOODY'S/S&P/FITCH    AREA (SF)    AREA       PSF     ANNUAL BASE RENT    RENT      LEASE EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANT
 Liberty Livewire Corp. ..     NR/NR/NR         106,660     100.0%   $ 30.28       $3,230,100      100.0%      December 2016
                                                -------     -----
PROPERTY TOTAL ...........                      106,660     100.0%
                                                =======     =====
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
            # OF LEASES WA BASE RENT/SF  TOTAL SF   % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  CUMULATIVE % OF BASE
   YEAR       EXPIRING      EXPIRING     EXPIRING     EXPIRING*         EXPIRING*         EXPIRING*       RENT EXPIRING*
------------------------------------------------------------------------------------------------------------------------------

   2016          1         $ 30.28        106,660       100.0%           100.0%            100.0%             100.0%
  Vacant         0              NA              0         0.0%           100.0%              0.0%             100.0%
------------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       87

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                              VISTA VILLAGE PHASE I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $33,200,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                         Regency Centers
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.710%
MATURITY DATE                                                    April 11, 2017
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          116 / IO
LOCKBOX                                                                    None

UP-FRONT RESERVES                           None

ONGOING ANNUAL RESERVES
  TAX/INSURANCE(1)                     Springing
  REPLACEMENT(1)                       Springing
  TI/LC(1)                             Springing

ADDITIONAL FINANCING(2)                                                    None

CUT-OFF DATE BALANCE                                                $33,200,000
CUT-OFF DATE BALANCE/SF                                                    $257
CUT-OFF DATE LTV                                                          65.4%
MATURITY DATE LTV                                                         65.4%
UW DSCR ON NCF                                                            1.47x
--------------------------------------------------------------------------------

                    [PHOTO OF VISTA VILLAGE PHASE I OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                              Vista, CA
PROPERTY TYPE                                                Retail -- Anchored
SIZE (SF)                                                               129,009
OCCUPANCY AS OF JULY 12, 2007                                            100.0%
YEAR BUILT/YEAR RENOVATED                                             2002 / NA
APPRAISED VALUE                                                     $50,800,000
PROPERTY MANAGEMENT                                  Regency Realty Group, Inc.
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $3,919,402
UW TOTAL EXPENSES                                                    $1,051,470
UW NET OPERATING INCOME (NOI)                                        $2,867,932
UW NET CASH FLOW (NCF)                                               $2,778,714
--------------------------------------------------------------------------------

(1)   Ongoing reserve will be required upon (i) event of default, (ii) transfer of the property (other than to an affiliate of the borrower), (iii) an aggregate debt service cover ratio less than 1.10x and (iv) certain other conditions as specified in the related Mortgage Loan documents. Annual
      Reserve amounts for replacement reserve and TI/LC reserve are $12,900 and
      $76,320, respectively.

(2)   Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) an aggregate debt service coverage ratio of no less than 1.25x, (ii) the aggregate loan-to-value ratio shall not exceed 75.0% and (iii) certain other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       88

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
                              VISTA VILLAGE PHASE I
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                   TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                                          % OF NET                            % OF TOTAL
                              RATINGS*      NET RENTABLE  RENTABLE   BASE RENT   ANNUAL BASE  ANNUAL BASE
TENANT                   FITCH/MOODY'S/S&P    AREA (SF)     AREA        PSF         RENT         RENT      LEASE EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Krikorian Theaters ...       NR/NR/NR          69,654       54.0%    $ 19.00     $1,323,426      41.8%     November 2023
 Coldwell Banker ......      NR/Ba3/B+           6,090        4.7     $ 33.37        203,223       6.4     September 2010
 Lamppost Pizza .......       NR/NR/NR           5,862        4.5     $ 27.47        161,029       5.1       March 2014
 Panera Bread .........       NR/NR/NR           5,042        3.9     $ 30.00        151,260       4.8        July 2014
 El Callejon ..........       NR/NR/NR           4,845        3.8     $ 29.93        145,011       4.6      November 2014
                                               -------      -----                 ----------     -----
 TOTAL MAJOR TENANTS ..                         91,493       70.9%    $ 21.68     $1,983,949      62.6%
NON-MAJOR TENANTS .....                         37,516       29.1     $ 31.58      1,184,581      37.4
                                               -------      -----                 ----------     -----
OCCUPIED TOTAL ........                        129,009      100.0%    $ 24.56     $3,168,530     100.0%
VACANT SPACE ..........                              0        0.0                 ==========     =====
                                               -------      -----
PROPERTY TOTAL ........                        129,009      100.0%
                                               =======      =====
---------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------------
             # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF    % OF BASE    CUMULATIVE % OF BASE
     YEAR      EXPIRING       EXPIRING     EXPIRING    EXPIRING*        EXPIRING*       RENT EXPIRING*    RENT EXPIRING*
---------------------------------------------------------------------------------------------------------------------------

     2007         0           $  0.00             0       0.0%              0.0%             0.0%              0.0%
     2008         7           $ 30.10         8,373       6.5%              6.5%             8.0%              8.0%
     2009         7           $ 32.67        13,123      10.2%             16.7%            13.5%             21.5%
     2010         1           $ 33.37         6,090       4.7%             21.4%             6.4%             27.9%
     2011         1           $ 33.00         1,753       1.4%             22.7%             1.8%             29.7%
     2012         0           $  0.00             0       0.0%             22.7%             0.0%             29.7%
     2013         3           $ 31.80         4,479       3.5%             26.2%             4.5%             34.2%
     2014         6           $ 29.22        22,926      17.8%             44.0%            21.1%             55.4%
     2015         0           $  0.00             0       0.0%             44.0%             0.0%             55.4%
     2016         1           $ 34.80         2,611       2.0%             46.0%             2.9%             58.2%
     2017         0           $  0.00             0       0.0%             46.0%             0.0%             58.2%
 Thereafter       1           $ 19.00        69,654      54.0%            100.0%            41.8%            100.0%
   Vacant         0              NA               0       0.0%            100.0%             0.0%            100.0%
---------------------------------------------------------------------------------------------------------------------------

*     Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       89

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------
ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                SIGNIFICANT SPONSOR CONCENTRATION
------------------------------------------------------------------------------------------------------------------------------
                                                                                         % OF    WEIGHTED             WEIGHTED
                           # OF LOANS/                                      AGGREGATE   CUT-OFF  AVERAGE   WEIGHTED   AVERAGE
                            MORTGAGED                                     CUT-OFF DATE DATE POOL CUT-OFF  AVERAGE UW  MORTGAGE
SPONSOR                     PROPERTIES            MORTGAGE LOAN              BALANCE    BALANCE  DATE LTV DSCR ON NCF   RATE
------------------------------------------------------------------------------------------------------------------------------

Jonathan G. Davis and Paul     1/1         Charles River Plaza North      $145,000,000   7.2%     73.0%      1.33x     5.606%
  R. Marcus
James A. Procaccianti          4/4     Sheraton Suites - Alexandria, VA,  $139,087,500   6.9%     69.0%      1.41x     5.987%
                                       Sheraton Suites - Wilmington, DE,
                                       Sheraton Suites - Kansas City, MO
                                        and Sheraton - East Hartford, CT
The Irvine Company LLC         1/7       Irvine EOP San Diego Portfolio   $137,000,000   6.8%     69.7%      1.37x     5.775%
Laurence Gluck                 1/1              2 Rector Street           $100,000,000   5.0%     69.4%      1.19x     6.120%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    ADJUSTED LTV OR DSC RATIOS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   % OF CUT-OFF
                                                                                                                       DATE
                                               # OF LOANS                       MORTGAGE LOAN                      POOL BALANCE
--------------------------------------------------------------------------------------------------------------------------------

LTV ratio is based on the "as-stabilized"          8                      Semoran North Apartments,                    18.8%
  appraised value                                                   Hilton Garden Inn - College Park, GA,
                                                                      Sheraton Suites - Alexandria, VA,
                                                                     Sheraton Suites - Kansas City, MO,
                                                                      Sheraton Suites - Wilmington, DE,
                                                                            Arbors at Broadlands,
                                                                       Irvine EOP San Diego Portfolio,
                                                                           The Woods of North Bend
Adjustment to DSC Ratio or LTV based on amounts    7      321 Ballenger Center Drive, Greens Crossroads, Rite Aid -     3.9%
  available under certain letters of credit                    Bronx, NY, 4001 Brandywine Street, NW, Alvarado
  and/or cash reserves                                         Apartments, Dorado Heights Apartments, Landmark
                                                                                 Apartments
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                               PARI PASSU LOANS
--------------------------------------------------------------------------------------------------------------
                                                     % OF CUT-OFF
                                  CUT-OFF DATE        DATE POOL                                CONTROLLING
MORTGAGE LOAN                  PRINCIPAL BALANCE       BALANCE       % OF PARI PASSU DEBT      TRANSACTION
--------------------------------------------------------------------------------------------------------------

Charles River Plaza North        $145,000,000            7.2%                50%               Cobalt 2007-C3
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                SUBORDINATE COMPANION LOANS
----------------------------------------------------------------------------------------------------------------------------
                                                                              CUT-OFF DATE SUBORDINATE
                                       CUT-OFF DATE      % OF CUT-OFF DATE         COMPANION LOAN
MORTGAGE LOAN                       PRINCIPAL BALANCE       POOL BALANCE              BALANCE             PRIMARY SERVICER
----------------------------------------------------------------------------------------------------------------------------

Charles River Plaza North              $145,000,000              7.2%               $20,000,000          Wachovia Bank, N.A.
Irvine EOP San Diego Portfolio         $137,000,000              6.8%               $20,000,000          Wachovia Bank, N.A.
2 Rector Street                        $100,000,000              5.0%               $10,000,000          Wachovia Bank, N.A.
The Encino Courtyard                   $ 27,462,000              1.4%               $ 5,500,000          Wachovia Bank, N.A.
Cedar Ridge Townhomes                  $  5,140,000              0.3%               $   650,000               CWCapital
The Northcrest Apartments              $  5,000,000              0.2%               $   475,500               CWCapital
----------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

                                       90

COBALT CMBS COMMERCIAL MORTGAGE TRUST 2007-C3
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-C3

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                  EXISTING SUBORDINATE FINANCING
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            % OF CUT-OFF DATE
                                                     # OF LOANS                      LOANS                    POOL BALANCE
-----------------------------------------------------------------------------------------------------------------------------

Secured by Mortgaged Property ....................       1                    The Crane Building                   0.6%
Mezzanine Debt Secured by Ownership Interests
  in Borrower ....................................       6               Rio Norte Shopping Center,                4.8%
                                                                    Campus Club Student Housing Complex,
                                                                          Western Ridge Apartments,
                                                                            Fox Chase Apartments,
                                                                               Cooper's Mill,
                                                                  University Glades Student Housing Complex

-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                    FUTURE PERMITTED FINANCING
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           % OF CUT-OFF DATE
                                                          # OF LOANS                  LOANS                  POOL BALANCE
-----------------------------------------------------------------------------------------------------------------------------

Mezzanine Debt Secured by Ownership Interests in Borrower     20         Irvine EOP San Diego Portfolio           27.2%
                                                                        Sheraton Suites - Alexandria, VA
                                                                        Falcon Ridge Town Center Phase I
                                                                               Walgreens Portfolio
                                                                        Sheraton Suites - Wilmington, DE,
                                                                              Alameda Media Center
                                                                              Vista Village Phase I
                                                                        Sheraton Suites - Kansas City, MO
                                                                      Hilton Garden Inn - College Park, GA
                                                                             The Woods of North Bend
                                                                          Sheraton - East Hartford, CT
                                                                       Illinois Student Housing Portfolio
                                                                           Timberhill Shopping Center
                                                                                  Buschwood III
                                                                               Verizon Wireless I
                                                                               Verizon Wireless II
                                                                             Ville Montee Apartments
                                                                       San Marin Apartments - El Paso, TX
                                                                              Cedar Ridge Townhomes
                                                                               Haas Candy Factory
Unsecured Debt ..........................................      1             Chant Portfolio--Pool 2               1.2%
------------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and neither of Wachovia Capital
Markets, LLC and Citigroup Global Markets Inc. (the "Underwriters") is
soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-140740) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued with the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP

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